Exhibit 99.2

Quarterly Supplemental

4th Quarter 2023

POTTERY BARN

The Crossing Clarendon | Washington, D.C.

TRADER JOE'S

The Hub Hillcrest Market | San Diego, CA

WHOLE
FOODS

The Shops at SunVet | Holbrook, NY

Investor Relations
irinfo@RegencyCenters.com
One Independent Drive, Suite 114
Jacksonville, FL 32202
904 598 7000
RegencyCenters.com

Regency Centers.

Table of Contents

December 31, 2023

Forward-Looking Statements	i

Earnings Press Release	iii
t
Summary Information:

Summary Financial Information	1

Summary Real Estate Information	2

Financial Information:

Consolidated Balance Sheets	3

Consolidated Statements of Operations	4

Supplemental Details of Operations (Consolidated Only)	5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)	6

Supplemental Details of Operations (Real Estate Partnerships Only)	7

Supplemental Details of Same Property NOI (Pro-Rata)	8

Reconciliations of Non-GAAP Financial Measures	9

Capital Expenditures and Additional Disclosures	10

Summary of Consolidated Debt	11

Summary of Consolidated Debt Detail	12

Summary of Unsecured Debt Covenants and Leverage Ratios	13

Summary of Unconsolidated Debt	14

Unconsolidated Investments	15

Investment Activity:

Property Transactions	16

Summary of In-Process Developments and Redevelopments	17

Development and Redevelopment Current Year Completions	18

Real Estate Information:

Leasing Statistics	19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced	20

Annual Base Rent by State	21

Annual Base Rent by CBSA	22

Annual Base Rent by Tenant Category	23

Significant Tenant Rents	24

Tenant Lease Expirations	25

Portfolio Summary Report by State	26

Additional Disclosures and Forward-Looking Information:

Components of NAV	42

Earnings Guidance	43

Glossary of Terms	44

Safe Harbor Language

December 31, 2023

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2024 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”) under Item 1A. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Risk Factors Related to the Current Economic and Geopolitical Environments

Interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Additionally, current geopolitical challenges would impact the U.S. economy and our results of operations and financial condition.

Risk Factors to Regency’s Financial Performance Related to the Company’s Acquisition of Urstadt Biddle

Regency may not realize the anticipated benefit and synergies from the Urstadt Biddle merger.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results from operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment, and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or

Supplemental Information i

disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our real estate partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to Information Management and Technology

The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency's proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liabilities and adverse financial impact. The use of technology based on artificial intelligence presents risks relating to confidentiality, creation of inaccurate and flawed outputs and emerging regulatory risk, any or all of which may adversely affect our business and results of operations.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities. Partnership tax audit rules could have a material adverse effect.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information ii

NEWS RELEASE For immediate release Christy McElroy 904 598 7616 ChristyMcElroy@regencycenters.com

Regency Centers Reports Fourth Quarter and Full Year 2023 Results

JACKSONVILLE, Fla. (February 8, 2024) – Regency Centers Corporation (“Regency Centers”, “Regency” or the “Company”) (Nasdaq: REG) today reported financial and operating results for the period ended December 31, 2023. For the three months ended December 31, 2023 and 2022, Net Income was $0.47 per diluted share and $0.56 per diluted share, respectively. For the twelve months ended December 31, 2023 and 2022, Net Income was $2.04 per diluted share and $2.81 per diluted share, respectively.

Fourth Quarter and Full Year 2023 Highlights

•
Reported Nareit FFO of $1.02 per diluted share for the fourth quarter, and $4.15 per diluted share for the full year, including the impact of merger transition expense of $0.02 per diluted share and $0.03 per diluted share, respectively
•
Reported Core Operating Earnings of $0.99 per diluted share for the fourth quarter, and $3.95 per diluted share for the full year
•
Generated Core Operating Earnings per share year-over-year growth, excluding the collection of receivables reserved during 2020 and 2021, of approximately 6% for the full year
•
Increased Same Property NOI year-over-year, excluding lease termination fees and the collection of receivables reserved during 2020 and 2021, by 1.4% in the fourth quarter and 3.6% for the full year
•
Increased Same Property percent leased by 60 basis points year-over-year to 95.7%, and Same Property percent commenced by 10 basis points year-over-year to 92.9%
•
Executed 6.9 million square feet of comparable new and renewal leases during the full year at blended rent spreads of +10.0% on a cash basis and +18.5% on a straight-lined basis
•
Started $251 million of development and redevelopment projects and completed $87 million of redevelopment projects during the full year, each at the Company’s share
•
Completed the acquisition of Urstadt Biddle Properties, in addition to property acquisitions of $62 million and property dispositions of $8 million during the full year, both at Regency’s share
•
Pro-rata net debt and preferred stock to operating EBITDAre at December 31, 2023 was 5.4x, and was 5.1x as adjusted for the annualized impact of the EBITDAre contribution from Urstadt Biddle

Subsequent Highlights

•
On January 8, 2024, Regency priced a public offering of $400 million of senior unsecured notes due 2034, with a coupon of 5.25%
•
On January 18, 2024, the Company entered into an amended and restated credit agreement providing an unsecured revolving credit facility in the amount of $1.5 billion
•
On February 7, 2024, Regency’s Board of Directors (the “Board”) declared a quarterly cash dividend on the Company’s common stock of $0.67 per share
•
Ranked 6th overall in the United States on Newsweek’s 2023 Most Responsible Companies List, including a #1 position in the "Real Estate and Housing" industry

“2023 was an exceptional year for Regency in all facets of our business, and I couldn’t be more proud of what our team has accomplished,” said Lisa Palmer, President and Chief Executive Officer. “We have strong momentum within our leasing and value creation pipelines, supported by positive demand trends in our trade areas for high quality shopping centers. Looking ahead, I’m excited by the opportunities we see to drive future growth, both within our existing portfolio and as we allocate capital to new pursuits.”

Supplemental Information iii

Financial Results

Net Income

•
For the three months ended December 31, 2023, Net Income Attributable to Common Stockholders (“Net Income”) was $86.4 million, or $0.47 per diluted share, compared to Net Income of $95.3 million, or $0.56 per diluted share, for the same period in 2022.
•
For the twelve months ended December 31, 2023, Net Income was $359.5 million, or $2.04 per diluted share, compared to Net Income of $482.9 million, or $2.81 per diluted share, for the same period in 2022.
o
Net Income for the full year 2022 was impacted by gains on sale of $109 million, or $0.63 per diluted share.

Nareit FFO

•
For the three months ended December 31, 2023, Nareit Funds from Operations (“Nareit FFO”) was $190.0 million, or $1.02 per diluted share, compared to $181.5 million, or $1.05 per diluted share, for the same period in 2022.
o
Nareit FFO in the fourth quarter of 2023 was impacted by $3.1 million, or $0.02 per diluted share, of merger transition expense related to the Company’s acquisition of Urstadt Biddle.
•
For the twelve months ended December 31, 2023, Nareit FFO was $736.1 million, or $4.15 per diluted share, compared to $707.8 million, or $4.10 per diluted share, for the same period in 2022.
o
Nareit FFO for the full year 2023 was impacted by $4.6 million, or $0.03 per diluted share, of merger transition expense related to the Company’s acquisition of Urstadt Biddle.

Core Operating Earnings

•
For the three months ended December 31, 2023, Core Operating Earnings was $184.4 million, or $0.99 per diluted share, compared to $169.2 million, or $0.98 per diluted share, for the same period in 2022.
•
For the twelve months ended December 31, 2023, Core Operating Earnings was $700.9 million, or $3.95 per diluted share, compared to $660.8 million, or $3.83 per diluted share, for the same period in 2022.
o
Core Operating Earnings for the full year 2023 was impacted by $4.4 million, or $0.02 per diluted share, from the collection of receivables reserved during 2020 and 2021.

Portfolio Performance

Same Property NOI

•
Fourth quarter 2023 Same Property Net Operating Income (“NOI”), excluding lease termination fees and the collection of receivables reserved during 2020 and 2021, increased by 1.4% compared to the same period in 2022.
o
Same Property base rents contributed 3.2% to Same Property NOI growth in the fourth quarter of 2023.
•
Full year 2023 Same Property NOI, excluding lease termination fees and the collection of receivables reserved during 2020 and 2021, increased by 3.6% compared to the same period in 2022.
o
Same Property base rents contributed 3.6% to Same Property NOI growth in the full year 2023.

Occupancy

•
As of December 31, 2023, Regency’s Same Property portfolio was 95.7% leased, an increase of 30 basis points sequentially and an increase of 60 basis points compared to December 31, 2022.
o
Same Property anchor percent leased, which includes spaces greater than or equal to 10,000 square feet, was 97.1%, an increase of 40 basis points sequentially and an increase of 10 basis points compared to December 31, 2022.
o
Same Property shop percent leased, which includes spaces less than 10,000 square feet, was 93.4%, an increase of 20 basis points sequentially and an increase of 150 basis points compared to December 31, 2022.

Supplemental Information iv

•
As of December 31, 2023, Regency’s Same Property portfolio was 92.9% commenced, an increase of 20 basis points sequentially and an increase of 10 basis points compared to December 31, 2022.

Leasing Activity

•
During the three months ended December 31, 2023, Regency executed approximately 2.1 million square feet of comparable new and renewal leases at a blended cash rent spread of +11.7% and a blended straight-lined rent spread of +21.1%.
•
During the twelve months ended December 31, 2023, the Company executed approximately 6.9 million square feet of comparable new and renewal leases at a blended cash rent spread of +10.0% and a blended straight-lined rent spread of +18.5%.

Capital Allocation and Balance Sheet

Developments and Redevelopments

•
For the twelve months ended December 31, 2023, the Company started developments and redevelopments with estimated net project costs of $251 million, at the Company’s share.
•
As of December 31, 2023, Regency’s in-process development and redevelopment projects had estimated net project costs of $468 million at the Company’s share, 45% of which has been incurred to date.

Property Transactions

•
During the fourth quarter, the Company completed acquisitions for a combined total of $57 million and completed a disposition for $8 million at Regency’s share.
o
On October 11, 2023, the Company acquired Nohl Plaza in Orange County, CA, for a gross purchase price of $25 million.
o
On December 1, 2023, the Company acquired The Longmeadow Shops in Massachusetts for a gross purchase price of $31 million. In conjunction with the purchase, Regency issued 181,885 operating partnership (“OP”) units at a price of $61.87 per share, for a total of $11.3 million.
o
On December 7, 2023, the Company completed the disposition of Braemar Village Square for $8 million, at Regency’s share.
•
During the full year 2023, the Company completed acquisitions for a combined total of $62 million and a disposition for $8 million, each at Regency’s share.
•
Subsequent to year end, on January 5, 2024, the Company completed the disposition of Glengary Shoppes for $31 million.

Balance Sheet

•
As of December 31, 2023, Regency had approximately $1.1 billion of capacity under its $1.25 billion revolving credit facility.
o
Subsequent to quarter end, on January 18, 2024, the Company and its operating partnership, Regency Centers, L.P., entered into an amended and restated credit agreement (the “Credit Agreement”) providing an unsecured revolving credit facility in the amount of $1.5 billion. The termination date for the Credit Agreement is March 23, 2028 and includes two, six-month extension options.
•
As of December 31, 2023, Regency’s pro-rata net debt and preferred stock to operating EBITDAre ratio was 5.4x on a trailing 12-month basis.
o
As of December 31, 2023, Regency’s pro-rata net debt and preferred stock to operating EBITDAre was 5.1x, as adjusted for the annualized impact of the EBITDAre contribution from the acquisition of Urstadt Biddle assets.
•
As previously disclosed, on January 8, 2024, the Company’s operating partnership, Regency Centers, L.P., priced a public offering of $400 million of senior unsecured notes due 2034 (the “Notes”) under its existing shelf registration filed with the Securities and Exchange Commission. The Notes will mature on January 15, 2034, and were issued at 99.617% of par value with a coupon of 5.250%. Regency intends to use the net proceeds of the offering to reduce the outstanding balance on its line of credit and for general corporate purposes, including, but not limited to, the future repayment of outstanding debt.

Supplemental Information v

Common and Preferred Dividends

•
On February 7, 2024, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.67 per share. The dividend is payable on April 3, 2024, to shareholders of record as of March 13, 2024.
•
On February 7, 2024, Regency’s Board declared a quarterly cash dividend on the Company’s Series A preferred stock of $0.390625 per share. The dividend is payable on April 30, 2024, to shareholders of record as of April 15, 2024.
•
On February 7, 2024, Regency’s Board declared a quarterly cash dividend on the Company’s Series B preferred stock of $0.367200 per share. The dividend is payable on April 30, 2024, to shareholders of record as of April 15, 2024.

Supplemental Information vi

2024 Guidance

Regency Centers has provided initial 2024 guidance, as summarized in the table below. Please refer to the Company’s fourth quarter 2023 ‘Earnings Presentation’ and ‘Quarterly Supplemental’ for additional detail. All materials are posted on the Company’s website at investors.regencycenters.com.

Full Year 2024 Guidance (in thousands, except per share data)	2023 Actual	2024 Guidance

Net Income Attributable to Common Shareholders per diluted share	$2.04	$1.87-$1.93

Nareit Funds From Operations ("Nareit FFO") per diluted share	$4.15	$4.14-$4.20

Core Operating Earnings per diluted share (1)	$3.95	$4.02-$4.08

Same property NOI growth without termination fees or collection of 2020/2021 reserves	3.6%	+2.0% to +2.5%

Collection of 2020/2021 reserves (2)	$4,409	$0

Certain non-cash items (3)	$40,051	+/-$30,000

G&A expense, net (4)	$93,399	$93,000-$95,000

Interest expense, net and Preferred stock dividends(5)	$176,840	$199,000-$201,000

Management, transaction and other fees	$25,995	+/-$25,000

Development and Redevelopment spend	$154,998	+/-$180,000

Acquisitions	$62,230	$0
Cap rate (weighted average)	7.0%	0%

Dispositions	$7,855	+/-$100,000
Cap rate (weighted average)	8.4%	+/- 5.5%

Share/unit issuances (gross)	$31,253	$0

Share/unit repurchases (gross)	$29,163	$0

Merger-related transition expenses	$4,620	+/-$7,000

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated real estate partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, and amortization of mark-to-market debt, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and debt and derivative mark-to-market amortization.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro rata basis.
(5)
Net of interest income; excludes debt and derivative mark-to-market amortization, which is included in Certain non-cash items.

Conference Call Information

To discuss Regency’s fourth quarter results and provide further business updates, management will host a conference call on Friday, February 9th at 11:00 a.m. ET. Dial-in and webcast information is below.

Fourth Quarter 2023 Earnings Conference Call

Date:	Friday, February 9, 2024
Time:	11:00 a.m. ET
Dial#:	877-407-0791 or 201-689-8563
Webcast:	4th Quarter 2023 Webcast Link

Replay: Webcast Archive – Investor Relations page under Events & Webcasts

Supplemental Information vii

About Regency Centers Corporation (Nasdaq: REG)

Regency Centers is a preeminent national owner, operator, and developer of shopping centers located in suburban trade areas with compelling demographics. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit RegencyCenters.com.

Reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO and Core Operating Earnings – Actual (in thousands, except per share amounts)

For the Periods Ended December 31, 2023 and 2022	Three Months Ended		Year Ended
	2023	2022	2023	2022
Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$86,361	95,263	$359,500	482,865
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	105,849	88,356	378,400	344,629
Gain on sale of real estate	(2,690)	(2,534)	(3,822)	(121,835)
Exchangeable operating partnership units	518	411	2,008	2,105
Nareit Funds From Operations	$190,038	181,496	$736,086	707,764

Nareit FFO per share (diluted)	$1.02	1.05	$4.15	4.10
Weighted average shares (diluted)	185,948	172,327	177,324	172,540

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$190,038	181,496	$736,086	707,764
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Merger transition costs	3,109	-	4,620	-
Early extinguishment of debt	(99)	-	(99)	176
Certain Non-Cash Items
Straight-line rent	(3,745)	(2,175)	(11,060)	(11,327)
Uncollectible straight-line rent	1,124	(4,545)	(1,174)	(14,155)
Above/below market rent amortization, net	(7,731)	(5,528)	(29,869)	(21,434)
Debt and derivative mark-to-market amortization	1,685	1	2,352	(184)
Core Operating Earnings	$184,381	169,249	700,856	660,840

Core Operating Earnings per share (diluted)	$0.99	0.98	$3.95	3.83
Weighted average shares (diluted)	185,948	172,327	177,324	172,540

Weighted Average Shares For Diluted Earnings per Share	184,963	171,586	176,371	171,791

Weighted Average Shares For Diluted FFO and Core Operating Earnings per Share	185,948	172,327	177,324	172,540
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated real estate partnerships, net of pro-rata share attributable to noncontrolling interests.

Same Property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to pro-rata Same Property NOI.

Supplemental Information viii

Reconciliation of Net Income Attributable to Common Shareholders to Pro-Rata Same Property NOI - Actual (in thousands)

For the Periods Ended December 31, 2023 and 2022	Three Months Ended		Year to Date
	2023	2022	2023	2022
Net income attributable to common shareholders	$86,361	95,263	$359,500	482,865
Less:
Management, transaction, and other fees	(6,731)	(6,901)	(26,954)	(25,851)
Other(1)	(11,767)	(12,795)	(46,084)	(51,090)
Plus:
Depreciation and amortization	98,909	82,235	352,282	319,697
General and administrative	26,558	23,193	97,806	79,903
Other operating expense	4,741	2,427	9,459	6,166
Other expense	38,632	31,586	147,824	44,102
Equity in income of investments in real estate excluded from NOI (2)	10,822	12,057	46,088	35,824
Net income attributable to noncontrolling interests	2,260	1,122	6,310	5,170
Preferred stock dividends	3,413	-	-	-
NOI	253,198	228,187	951,288	896,786

Less non-same property NOI (3)	(26,136)	(2,873)	(41,692)	(5,141)

Same Property NOI	$227,062	225,314	$909,596	891,645
% change	0.8%		2.0%

Same Property NOI without Termination Fees	$225,635	224,097	$901,763	886,638
% change	0.7%		1.7%

Same Property NOI without Termination Fees or Redevelopments	$192,238	192,334	$771,510	764,610
% change	0.0%		0.9%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$224,962	221,877	$897,354	866,588
% change	1.4%		3.6%
(1)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(2)
Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(3)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment.

The Company has published forward-looking statements and additional financial information in its fourth quarter 2023 supplemental package that may help investors estimate earnings. A copy of the Company’s fourth quarter 2023 supplemental package will be available on the Company's website at investors.regencycenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and includes non-GAAP measures, and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-K for the period ended December 31, 2023. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

###

Supplemental Information ix

Non-GAAP Disclosure

We believe these non-GAAP measures provide useful information to our Board of Directors, management and investors regarding certain trends relating to our financial condition and results of operations. Our management uses these non-GAAP measures to compare our performance to that of prior periods for trend analyses, purposes of determining management incentive compensation and budgeting, forecasting and planning purposes.

We do not consider non-GAAP measures an alternative to financial measures determined in accordance with GAAP, rather they supplement GAAP measures by providing additional information we believe to be useful to our shareholders. The principal limitation of these non-GAAP financial measures is they may exclude significant expense and income items that are required by GAAP to be recognized in our consolidated financial statements. In addition, they reflect the exercise of management’s judgment about which expense and income items are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, reconciliations of the non-GAAP financial measures we use to their most directly comparable GAAP measures are provided. Non-GAAP financial measures should not be relied upon in evaluating the financial condition, results of operations or future prospects of the Company.

Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sale and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Since Nareit FFO excludes depreciation and amortization and gains on sales and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Core Operating Earnings is an additional performance measure that excludes from Nareit FFO: (i) transaction related income or expenses; (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income to Nareit FFO to Core Operating Earnings.

Forward-Looking Statements

Certain statements in this document regarding anticipated financial, business, legal or other outcomes including business and market conditions, outlook and other similar statements relating to Regency’s future events, developments, or financial or operational performance or results such as our 2024 Guidance, are “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. These forward-looking statements are identified by the use of words such as “may,” “will,” “could,” “should,” “would,” “expect,” “estimate,” “believe,” “intend,” “forecast,” “project,” “plan,” “anticipate,” “guidance,” and other similar language. However, the absence of these or similar words or expressions does not mean a statement is not forward-looking. While we believe these forward-looking statements are reasonable when made, forward-looking statements are not guarantees of future performance or events and undue reliance should not be placed on these statements. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance these expectations will be attained, and it is possible actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks and uncertainties. Our operations are subject to a number of risks and uncertainties including, but not limited to, those risk factors described in our Securities and Exchange Commission (“SEC”) filings, our Annual Report on Form 10-K for the year ended December 31, 2023 (“2023 Form 10-K”) under Item 1A. When considering an investment in our securities, you should carefully read and consider these risks, together with all other information in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and our other filings and submissions to the SEC. If any of the events described in the risk factors actually occur, our business, financial condition or operating results, as well as the market price of our securities, could be materially adversely affected. Forward-looking statements are only as of the date they are made, and Regency undertakes no duty to update its forward-looking statements, whether as a result of new information, future events or developments or otherwise, except as to the extent required by law. These risks and events include, without limitation:

Supplemental Information x

Risk Factors Related to the Current Economic and Geopolitical Environments

Interest rates in the current economic environment may adversely impact our cost to borrow, real estate valuation, and stock price. Current economic challenges, including the potential for recession, may adversely impact our tenants and our business. Unfavorable developments affecting the banking and financial services industry could adversely affect our business, liquidity and financial condition, and overall results of operations. Additionally, current geopolitical challenges would impact the U.S. economy and our results of operations and financial condition.

Risk Factors to Regency’s Financial Performance Related to the Company’s Acquisition of Urstadt Biddle

Regency may not realize the anticipated benefits and synergies from the Urstadt Biddle merger.

Risk Factors Related to Pandemics or other Health Crises

Pandemics or other health crises, such as the COVID-19 pandemic, may adversely affect our tenants’ financial condition, the profitability of our properties, and our access to the capital markets and could have a material adverse effect on our business, results of operations, cash flows and financial condition.

Risk Factors Related to Operating Retail-Based Shopping Centers

Economic and market conditions may adversely affect the retail industry and consequently reduce our revenues and cash flow and increase our operating expenses. Shifts in retail trends, sales, and delivery methods between brick-and-mortar stores, e-commerce, home delivery, and curbside pick-up may adversely impact our revenues, results of operations, and cash flows. Changing economic and retail market conditions in geographic areas where our properties are concentrated may reduce our revenues and cash flow. Our success depends on the continued presence and success of our “anchor” tenants. A percentage of our revenues are derived from “local” tenants and our net income may be adversely impacted if these tenants are not successful, or if the demand for the types or mix of tenants significantly change. We may be unable to collect balances due from tenants in bankruptcy. Many of our costs and expenses associated with operating our properties may remain constant or increase, even if our lease income decreases. Compliance with the Americans with Disabilities Act and other building, fire, and safety and regulations may have a material negative effect on us.

Risk Factors Related to Real Estate Investments

Our real estate assets may decline in value and be subject to impairment losses which may reduce our net income. We face risks associated with development, redevelopment and expansion of properties. We face risks associated with the development of mixed-use commercial properties. We face risks associated with the acquisition of properties. We may be unable to sell properties when desired because of market conditions. Changes in tax laws could impact our acquisition or disposition of real estate.

Risk Factors Related to the Environment Affecting Our Properties

Climate change may adversely impact our properties directly and may lead to additional compliance obligations and costs as well as additional taxes and fees. Geographic concentration of our properties makes our business more vulnerable to natural disasters, severe weather conditions and climate change. Costs of environmental remediation may adversely impact our financial performance and reduce our cash flow.

Risk Factors Related to Corporate Matters

An increased focus on metrics and reporting relating to environmental, social, and governance (“ESG”) factors may impose additional costs and expose us to new risks. An uninsured loss or a loss that exceeds the insurance coverage on our properties may subject us to loss of capital and revenue on those properties. Failure to attract and retain key personnel may adversely affect our business and operations.

Risk Factors Related to Our Partnerships and Joint Ventures

We do not have voting control over all of the properties owned in our real estate partnerships and joint ventures, so we are unable to ensure that our objectives will be pursued. The termination of our partnerships may adversely affect our cash flow, operating results, and our ability to make distributions to stock and unit holders.

Risk Factors Related to Funding Strategies and Capital Structure

Our ability to sell properties and fund acquisitions and developments may be adversely impacted by higher market capitalization rates and lower NOI at our properties which may dilute earnings. We depend on external sources of capital, which may not be available in the future on favorable terms or at all. Our debt financing may adversely affect our business

Supplemental Information xi

and financial condition. Covenants in our debt agreements may restrict our operating activities and adversely affect our financial condition. Increases in interest rates would cause our borrowing costs to rise and negatively impact our results of operations. Hedging activity may expose us to risks, including the risks that a counterparty will not perform and that the hedge will not yield the economic benefits we anticipate, which may adversely affect us.

Risk Factors Related to Information Management and Technology

The unauthorized access, use, theft or destruction of tenant or employee personal, financial, or other data or of Regency's proprietary or confidential information stored in our information systems or by third parties on our behalf could impact our reputation and brand and expose us to potential liabilities and adverse financial impact. The use of technology based on artificial intelligence presents risks relating to confidentiality, creation of inaccurate and flawed outputs and emerging regulatory risk, any or all of which may adversely affect our business and results of operations.

Risk Factors Related to the Market Price for Our Securities

Changes in economic and market conditions may adversely affect the market price of our securities. There is no assurance that we will continue to pay dividends at current or historical rates.

Risk Factors Related to the Company’s Qualification as a REIT

If the Company fails to qualify as a REIT for federal income tax purposes, it would be subject to federal income tax at regular corporate rates. Dividends paid by REITs generally do not qualify for reduced tax rates. Certain foreign shareholders may be subject to U.S. federal income tax on gain recognized on a disposition of our common stock if we do not qualify as a “domestically controlled” REIT. Legislative or other actions affecting REITs may have a negative effect on us or our investors. Complying with REIT requirements may limit our ability to hedge effectively and may cause us to incur tax liabilities. Partnership tax audit rules could have a material adverse effect.

Risk Factors Related to the Company’s Common Stock

Restrictions on the ownership of the Company’s capital stock to preserve its REIT status may delay or prevent a change in control. The issuance of the Company's capital stock may delay or prevent a change in control. Ownership in the Company may be diluted in the future.

Supplemental Information xii

Summary Financial Information

December 31, 2023

(in thousands, except per share data)

	Three Months Ended		Year to Date
	2023	2022	2023	2022
Financial Results

Net income attributable to common shareholders (page 4)	$86,361	$95,263	$359,500	$482,865
Net income per diluted share	$0.47	$0.56	$2.04	$2.81

Nareit Funds From Operations (Nareit FFO) (page 9)	$190,038	$181,496	$736,086	$707,764
Nareit FFO per diluted share	$1.02	$1.05	$4.15	$4.10

Core Operating Earnings (page 9)	$184,381	$169,249	$700,856	$660,840
Core Operating Earnings per diluted share	$0.99	$0.98	$3.95	$3.83

Same Property NOI without termination fees (page 8)	$225,635	$224,097	$901,763	$886,638
% growth	0.7%		1.7%

Same Property NOI without termination fees or collection of 2020/2021 reserves (page 8)	$224,962	$221,877	$897,354	$866,588
% growth	1.4%		3.6%

Operating EBITDAre (page 9)	$237,562	$212,961	$889,595	$835,331

Dividends declared per share and unit	$0.670	$0.650	$2.620	$2.525
Payout ratio of Core Operating Earnings per share (diluted)	67.7%	66.3%	66.3%	65.9%

Diluted share and unit count

Weighted average shares (diluted) - Net income	184,963	171,586	176,371	171,791
Weighted average shares (diluted) - Nareit FFO and Core Operating Earnings	185,948	172,327	177,324	172,540

_________________________________________________________________________________________________

	As of	As of	As of	As of
	12/31/2023	12/31/2022	12/31/2021	12/31/2020
Capital Information

Market price per common share	$67.00	$62.50	$75.35	$45.59

Common shares outstanding	184,581	171,125	171,213	169,680
Exchangeable units held by noncontrolling interests	1,107	741	760	765
Common shares and equivalents issued and outstanding	185,688	171,866	171,973	170,445
Market equity value of common shares and equivalents	$12,441,131	$10,741,627	$12,958,170	$7,770,596

Preferred stock	$225,000	$0	$0	$0
Outstanding debt	4,688,805	4,225,014	4,235,735	4,457,742
Less: cash	(91,354)	(68,776)	(95,027)	(378,450)
Net debt and preferred stock	$4,822,451	$4,156,238	$4,140,708	$4,079,292

Total market capitalization	$17,263,582	$14,897,865	$17,098,878	$11,849,888

Debt metrics (pro-rata; trailing 12 months "TTM")(1)

Net Debt and Preferreds-to-Operating EBITDAre	5.4x	5.0x	5.1x	6.0x
Net Debt and Preferreds-to-Operating EBITDAre, adjusted	5.1x

Fixed charge coverage	4.7x	4.7x	4.5x	3.6x

(1)
In light of the merger with UBP on August 18, 2023, adjusted debt metric calculations include legacy Regency results for the trailing 12 months and the annualized contribution from UBP post merger.

Supplemental Information 1

Summary Real Estate Information

December 31, 2023

(GLA in thousands)

Wholly Owned and 100% of Real Estate Partnerships	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Number of properties	482	481	406	404	404
Number of retail operating properties	474	473	402	402	401
Number of same properties	394	395	395	395	389
Number of properties in redevelopment	9	7	6	6	6
Number of properties in development(1)	4	4	4	2	2

Gross Leasable Area (GLA) - All properties	56,831	56,735	51,325	51,137	51,145
GLA including retailer-owned stores - All properties	60,578	60,482	55,072	54,884	54,891
GLA - Retail operating properties	56,062	55,970	50,618	50,628	50,634
GLA - Same properties	49,754	49,860	49,807	49,808	49,043
GLA - Properties in redevelopment(2)	1,954	1,741	1,623	1,914	1,913
GLA - Properties in development(1)	712	707	707	509	511

Wholly Owned and Pro-Rata Share of Real Estate Partnerships
GLA - All properties	48,550	48,372	43,491	43,307	43,314
GLA including retailer-owned stores - All properties	52,297	52,119	47,238	47,053	47,061
GLA - Retail operating properties	47,859	47,686	42,862	42,876	42,882
GLA - Same properties(3)	42,135	42,133	42,116	42,121	42,127
Spaces > 10,000 sf(3)	26,286	26,301	26,288	26,298	26,305
Spaces < 10,000 sf(3)	15,849	15,831	15,828	15,823	15,823
GLA - Properties in redevelopment(2)	1,906	1,694	1,576	1,867	1,866
GLA - Properties in development(1)	634	629	629	431	433

% leased - All properties	95.1%	94.6%	94.6%	94.9%	94.8%
% leased - Retail operating properties	95.3%	94.9%	95.0%	95.0%	94.9%
% leased - Same properties(3)	95.7%	95.4%	95.2%	95.1%	95.1%
Spaces ≥ 10,000 sf(3)	97.1%	96.7%	96.6%	96.9%	97.0%
Spaces < 10,000 sf(3)	93.4%	93.2%	92.7%	92.1%	91.9%
% commenced - Same properties(3)(4)	92.9%	92.7%	92.7%	92.8%	92.8%

Same property NOI Growth - YTD (see page 8)	2.0%	2.4%	2.5%	3.7%	2.7%
Same property NOI Growth without Termination Fees - YTD (see page 8)	1.7%	2.0%	2.0%	2.5%	2.9%
Same property NOI Growth without Termination Fees or Redevelopments - YTD (see page 8)	0.9%	1.2%	1.3%	2.5%	2.5%
Same property NOI Growth without Termination Fees or Collection of 2020/2021 Reserves - YTD (see page 8)	3.6%	4.3%	5.0%	6.3%	6.3%
Rent spreads - Trailing 12 months(5) (see page 19)	10.0%	8.7%	8.1%	7.3%	7.4%

(1)
Includes current ground-up developments.
(2)
Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
(3)
Prior periods adjusted for current same property pool.
(4)
Excludes leases that are signed but have not yet commenced.
(5)
Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Amounts may not foot due to rounding.

Supplemental Information 2

Consolidated Balance Sheets

December 31, 2023 and December 31, 2022

(in thousands)

	2023	2022
	(unaudited)
Assets:
Net real estate investments:
Real estate assets at cost	$13,454,391	$11,858,064
Less: accumulated depreciation	2,691,386	2,415,860
Real estate assets, net	10,763,005	9,442,204
Investments in sales-type lease, net	8,705	-
Investments in real estate partnerships	370,605	350,377
Net real estate investments	11,142,315	9,792,581

Properties held for sale	18,878	-
Cash, cash equivalents, and restricted cash	91,354	68,776

Tenant receivables, net	34,814	31,486
Straight-line rent receivables, net	138,589	128,214
Other receivables	32,759	29,163
Tenant and other receivables	206,162	188,863

Deferred leasing costs, net	73,398	68,945
Acquired lease intangible assets, net	283,375	197,745
Right of use assets	328,002	275,513
Other assets	283,429	267,797

Total assets	$12,426,913	$10,860,220

Liabilities and Equity:
Liabilities:
Notes payable, net	$4,001,949	$3,726,754
Unsecured credit facility	152,000	-
Total notes payable	4,153,949	3,726,754

Accounts payable and other liabilities	358,612	317,259
Acquired lease intangible liabilities, net	398,302	354,204
Lease liabilities	246,063	213,722
Tenants' security, escrow deposits, and prepaid rent	78,052	70,242
Total liabilities	5,234,978	4,682,181

Equity:
Shareholders' Equity:
Preferred stock	225,000	-
Common stock, $.01 par	1,846	1,711
Additional paid in capital	8,678,752	7,852,691
Accumulated other comprehensive loss	(1,308)	7,560
Distributions in excess of net income	(1,871,603)	(1,764,977)
Total shareholders' equity	7,032,687	6,096,985
Noncontrolling Interests:
Exchangeable operating partnership units	42,195	34,489
Limited partners' interest	117,053	46,565
Total noncontrolling interests	159,248	81,054
Total equity	7,191,935	6,178,039

Total liabilities and equity	$12,426,913	$10,860,220

These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 3

Consolidated Statements of Operations

For the Periods Ended December 31, 2023 and 2022

(in thousands)

(unaudited)

	Three Months Ended		Year Ended
	2023	2022	2023	2022
Revenues:
Lease income	$349,759	305,187	$1,283,939	1,187,452
Other property income	3,114	2,429	11,573	10,719
Management, transaction, and other fees	6,731	6,901	26,954	25,851
Total revenues	359,604	314,517	1,322,466	1,224,022

Operating Expenses:
Depreciation and amortization	98,909	82,235	352,282	319,697
Property operating expense	64,566	52,360	229,209	196,148
Real estate taxes	48,403	38,300	165,560	149,795
General and administrative	26,558	23,193	97,806	79,903
Other operating expense	4,741	2,427	9,459	6,166
Total operating expenses	243,177	198,515	854,316	751,709

Other Expense (Income):
Interest expense, net	42,093	36,388	154,249	146,186
Gain on sale of real estate, net of tax	(146)	(2,546)	(661)	(109,005)
Early extinguishment of debt	(99)	-	(99)	-
Net investment (income) loss	(3,216)	(2,256)	(5,665)	6,921
Total other expense (income)	38,632	31,586	147,824	44,102

Income from operations before equity in income of
investments in real estate partnerships	77,795	84,416	320,326	428,211

Equity in income of investments in real estate partnerships	14,239	11,969	50,541	59,824

Net income	92,034	96,385	370,867	488,035

Noncontrolling Interests:
Exchangeable operating partnership units	(518)	(411)	(2,008)	(2,105)
Limited partners' interests in consolidated partnerships	(1,742)	(711)	(4,302)	(3,065)
Income attributable to noncontrolling interests	(2,260)	(1,122)	(6,310)	(5,170)

Net income attributable to controlling interests	89,774	95,263	364,557	482,865

Preferred stock dividends	(3,413)	-	(5,057)	-
Net income attributable to common shareholders	$86,361	95,263	$359,500	482,865

These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended December 31, 2023 and 2022

(in thousands)

		Three Months Ended		Year Ended
		2023	2022	2023	2022
	Revenues:
*	Base rent	$243,197	210,595	$897,451	821,755
*	Recoveries from tenants	88,828	75,044	311,775	280,658
*	Percentage rent	2,685	2,052	12,963	9,635
*	Termination Fees	1,579	1,170	7,849	4,261
*	Uncollectible lease income	(1,507)	1,685	(549)	13,841
*	Other lease income	4,266	3,017	12,836	10,487
	Straight-line rent on lease income	2,619	5,867	10,788	24,272
	Above/below market rent amortization	8,092	5,757	30,826	22,543
	Lease income	349,759	305,187	1,283,939	1,187,452

*	Other property income	3,114	2,429	11,573	10,719

	Property management fees	3,539	3,318	14,075	13,470
	Asset management fees	1,642	1,647	6,542	6,752
	Leasing commissions and other fees	1,550	1,936	6,337	5,629
	Management, transaction, and other fees	6,731	6,901	26,954	25,851

	Total revenues	359,604	314,517	1,322,466	1,224,022

	Operating Expenses:
	Depreciation and amortization (including FF&E)	98,909	82,235	352,282	319,697

*	Operating and maintenance	60,376	48,380	212,811	180,798
*	Ground rent	3,308	3,191	13,297	12,192
	Straight-line rent on ground rent	347	402	1,405	1,610
	Above/below market ground rent amortization	535	387	1,696	1,548
	Property operating expense	64,566	52,360	229,209	196,148

*	Real estate taxes	48,403	38,300	165,560	149,795

	Gross general & administrative	25,283	20,859	89,071	80,191
	Stock-based compensation	4,154	3,968	17,277	16,667
	Capitalized direct development compensation costs	(5,513)	(3,522)	(13,324)	(10,827)
	General & administrative, net (1)	23,924	21,305	93,024	86,031
	Loss (gain) on deferred compensation plan (2)	2,634	1,888	4,782	(6,128)
	General & administrative	26,558	23,193	97,806	79,903

	Other expenses	668	1,976	4,727	5,578
	Development pursuit costs, net	964	451	112	588
	Merger transition costs	3,109	-	4,620	-
	Other operating expenses	4,741	2,427	9,459	6,166

	Total operating expenses	243,177	198,515	854,316	751,709

	Other Expense (Income):
	Gross interest expense	41,500	36,419	153,692	145,486
	Derivative amortization	110	110	438	438
	Debt cost amortization	1,387	1,394	5,553	5,576
	Debt and derivative mark-to-market amortization	1,594	1	2,226	(201)
	Capitalized interest	(1,669)	(1,181)	(5,695)	(4,166)
	Interest income	(829)	(355)	(1,965)	(947)
	Interest expense, net	42,093	36,388	154,249	146,186

	Gain on sale of real estate, net of tax	(146)	(2,546)	(661)	(109,005)
	Early extinguishment of debt	(99)	—	(99)	—
	Net investment (income) loss (2)	(3,216)	(2,256)	(5,665)	6,921

	Total other expense (income)	38,632	31,586	147,824	44,102

* Component of Net Operating Income

(1)
General & administrative, net is referenced and reflected as G&A expense, net in earnings guidance on page 43
(2)
The change in value of participant obligations within Regency’s non-qualified deferred compensation plan is included in General and administrative expense, which is offset by changes in value of assets held in the plan which is included in Net investment (income) loss.

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

December 31, 2023 and December 31, 2022

(in thousands)

	Noncontrolling Interests		Share of JVs
	2023	2022	2023	2022
Assets:
Real estate assets at cost	$(104,170)	(101,127)	$1,289,503	1,200,127
Less: accumulated depreciation	(18,198)	(16,173)	488,402	447,002
Real estate assets, net	(85,972)	(84,954)	801,101	753,125
Investments in sales-type lease, net	(2,614)	-	34,526	31,538
Net real estate investments	(88,586)	(84,954)	835,627	784,663

Cash, cash equivalents, and restricted cash	(66,036)	(3,549)	14,940	18,064

Tenant recivables, net	(75)	(174)	5,542	3,700
Straight-line rent receivables, net	(2,192)	(1,883)	22,050	19,836
Other receivables	(241)	(77)	594	842
Tenant and other receivables	(2,508)	(2,134)	28,186	24,378

Deferred leasing costs, net	(1,293)	(1,315)	16,934	15,113
Acquired lease intangible assets, net	(1,218)	(1,396)	4,391	4,654
Right of use assets	(1,697)	(1,590)	4,817	5,043
Other assets	(797)	(1,198)	31,532	29,378

Total assets	$(162,135)	(96,136)	$936,427	881,293

Liabilities:
Notes payable	$(38,982)	(40,012)	$534,856	498,260
Accounts payable and other liabilities	(3,323)	(6,983)	18,579	20,031
Acquired lease intangible liabilities, net	(248)	(290)	4,087	4,865
Lease liabilities	(2,086)	(1,932)	4,191	4,259
Tenants' security, escrow deposits, and prepaid rent	(443)	(354)	4,109	3,501

Total liabilities	$(45,082)	(49,571)	$565,822	530,916

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of real estate partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended December 31, 2023 and 2022

(in thousands)

		Noncontrolling Interests				Share of JVs
		Three Months Ended		Year Ended		Three Months Ended		Year Ended
		2023	2022	2023	2022	2023	2022	2023	2022
	Revenues:
*	Base rent	$(2,117)	(2,068)	$(8,195)	(8,124)	$26,021	24,059	$99,362	96,684
*	Recoveries from tenants	(665)	(617)	(2,381)	(2,292)	9,364	7,450	34,107	30,830
*	Percentage rent	(16)	-	(29)	(1)	246	246	1,606	1,442
*	Termination Fees	-	(1)	(52)	(43)	33	90	222	816
*	Uncollectible lease income	(11)	(12)	(47)	(84)	(286)	115	(341)	1,224
*	Other lease income	(36)	(33)	(143)	(130)	405	335	1,482	1,332
	Straight-line rent on lease income	(186)	113	(412)	(196)	631	1,154	3,183	3,144
	Above/below market rent amortization	2	(1)	6	(5)	182	169	772	483
	Lease income	(3,029)	(2,619)	(11,253)	(10,875)	36,596	33,618	140,393	135,955

*	Other property income	(7)	(2)	(18)	(9)	201	120	705	537

	Asset management fees	-	-	-	-	(240)	(239)	(959)	(1,017)
	Leasing commissions and other fees	-	-	-	-	(78)	-	-	-
	Management, transaction, and other fees	-	-	-	-	(318)	(239)	(959)	(1,017)

	Total revenues	(3,036)	(2,621)	(11,271)	(10,884)	36,479	33,499	140,139	135,475

	Operating Expenses:
	Depreciation and amortization (including FF&E)	(656)	(684)	(2,610)	(2,767)	8,155	7,336	30,781	29,779

*	Operating and maintenance	(466)	(425)	(1,760)	(1,746)	6,493	5,782	23,226	21,635
*	Ground rent	(31)	(30)	(125)	(118)	86	85	343	324
	Straight-line rent on ground rent	(13)	(14)	(52)	(58)	29	31	119	120
	Above/below market ground rent amortization	-	-	-	-	10	10	39	39
	Property operating expense	(510)	(469)	(1,937)	(1,922)	6,618	5,908	23,727	22,118

*	Real estate taxes	(417)	(318)	(1,409)	(1,386)	4,344	2,522	16,945	15,258

	General & administrative, net(1)	-	-	-	-	105	141	375	369

	Other expenses	798	(19)	731	(111)	161	520	986	1,270
	Development pursuit costs	-	-	-	-	5	55	5	67
	Other operating expenses	798	(19)	731	(111)	166	575	991	1,337

	Total operating expenses	(785)	(1,490)	(5,225)	(6,186)	19,388	16,482	72,819	68,861

	Other Expense (Income):
	Gross interest expense	(486)	(389)	(1,644)	(1,455)	5,182	4,806	19,330	18,673
	Debt cost amortization	(14)	(13)	(56)	(50)	207	212	804	626
	Debt and derivative mark-to-market amortization	(13)	(18)	(54)	(46)	104	18	180	63
	Interest income	4	-	10	-	(97)	-	(374)	-
	Interest expense, net	(509)	(420)	(1,744)	(1,551)	5,396	5,036	19,940	19,362

	Gain on sale of real estate	-	-	-	(82)	(2,544)	12	(3,161)	(12,748)
	Early extinguishment of debt	-	-	-	-	-	-	-	176

	Total other expense (income)	(509)	(420)	(1,744)	(1,633)	2,852	5,048	16,779	6,790

* Component of Net Operating Income

(1)
General & administrative, net is referenced and reflected as G&A expense, net in earnings guidance on page 43.

Note

Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of real estate partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP.

Supplemental Information 7

Supplemental Details of Same Property NOI (Pro-Rata)

For the Periods Ended December 31, 2023 and 2022

(in thousands)

	Three Months Ended		Year Ended
	2023	2022	2023	2022
Same Property NOI Detail:

Real Estate Revenues:
Base rent	$238,065	230,925	$940,556	908,351
Recoveries from tenants	87,557	81,559	328,314	308,930
Percentage rent	2,931	2,266	14,531	11,040
Termination fees	1,427	1,217	7,833	5,007
Uncollectible lease income	(1,475)	1,440	(361)	14,496
Other lease income	3,401	3,346	12,450	11,945
Other property income	2,428	1,900	9,229	8,580
Total real estate revenues	334,334	322,653	1,312,552	1,268,349

Real Estate Operating Expenses:
Operating and maintenance	59,631	54,360	222,139	202,017
Real estate taxes	44,774	40,074	168,825	162,926
Ground rent	2,867	2,905	11,992	11,761
Total real estate operating expenses	107,272	97,339	402,956	376,704

Same Property NOI	$227,062	225,314	$909,596	891,645
% change	0.8%		2.0%

Same Property NOI without Termination Fees	$225,635	224,097	$901,763	886,638
% change	0.7%		1.7%

Same Property NOI without Termination Fees or Redevelopments	$192,238	192,334	$771,510	764,610
% change	0.0%		0.9%

Same Property NOI without Termination Fees or Collection of 2020/2021 Reserves	$224,962	221,877	$897,354	866,588
% change	1.4%		3.6%

Percent Contribution to Same Property NOI Performance:
Base rent	3.2%		3.6%
Uncollectible lease income (1)	-0.6%		0.1%
Collection of 2020/2021 reserves	-0.7%		-1.8%
Net expense recoveries	-1.8%		-0.8%
Other lease / property income	0.3%		0.1%
Percentage rent	0.3%		0.4%
Same Property NOI without Termination Fees (% impact)	0.7%		1.7%

Reconciliation of Net Income Attributable to Common Shareholders to Same Property NOI:

Net income attributable to common shareholders	$86,361	95,263	$359,500	482,865
Less:
Management, transaction, and other fees	(6,731)	(6,901)	(26,954)	(25,851)
Other (2)	(11,767)	(12,795)	(46,084)	(51,090)
Plus:
Depreciation and amortization	98,909	82,235	352,282	319,697
General and administrative	26,558	23,193	97,806	79,903
Other operating expense	4,741	2,427	9,459	6,166
Other expense	38,632	31,586	147,824	44,102
Equity in income of investments in real estate excluded from NOI (3)	10,822	12,057	46,088	35,824
Net income attributable to noncontrolling interests	2,260	1,122	6,310	5,170
Preferred stock dividends	3,413	-	5,057	-
NOI	253,198	228,187	951,288	896,786

Less non-same property NOI (4)	(26,136)	(2,873)	(41,692)	(5,141)
Same Property NOI	$227,062	225,314	$909,596	891,645
(1)
Excludes the impact of collection on '20/'21 reserves or write offs.
(2)
Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.
(3)
Includes non-NOI income and expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, interest expense, and real estate gains and impairments.
(4)
Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. Also includes adjustments for earnings at the four properties we acquired from our former unconsolidated RegCal partnership in 2022 in order to calculate growth on a comparable basis for the periods presented.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures

For the Periods Ended December 31, 2023 and 2022

(in thousands, except per share data)

	Three Months Ended		Year Ended
	2023	2022	2023	2022

Reconciliation of Net Income to Nareit FFO:

Net Income Attributable to Common Shareholders	$86,361	95,263	$359,500	482,865
Adjustments to reconcile to Nareit Funds From Operations (1):
Depreciation and amortization (excluding FF&E)	105,849	88,356	378,400	344,629
Gain on sale of real estate	(2,690)	(2,534)	(3,822)	(121,835)
Exchangeable operating partnership units	518	411	2,008	2,105
Nareit Funds From Operations	$190,038	181,496	$736,086	707,764

Nareit FFO per share (diluted)	$1.02	1.05	$4.15	4.10
Weighted average shares (diluted)	185,948	172,327	177,324	172,540

Reconciliation of Nareit FFO to Core Operating Earnings:

Nareit Funds From Operations	$190,038	181,496	$736,086	707,764
Adjustments to reconcile to Core Operating Earnings (1):
Not Comparable Items
Merger transition costs	3,109	-	4,620	-
Early extinguishment of debt	(99)	-	(99)	176
Certain Non Cash Items
Straight-line rent	(3,745)	(2,175)	(11,060)	(11,327)
Uncollectible straight-line rent	1,124	(4,545)	(1,174)	(14,155)
Above/below market rent amortization, net	(7,731)	(5,528)	(29,869)	(21,434)
Debt and derivative mark-to-market amortization	1,685	1	2,352	(184)
Core Operating Earnings	$184,381	169,249	$700,856	660,840

Core Operating Earnings per share (diluted)	$0.99	0.98	$3.95	3.83
Weighted average shares (diluted)	185,948	172,327	177,324	172,540

Reconciliation of Net Income to Nareit EBITDAre:

Net Income	$92,034	96,385	$370,867	488,035
Adjustments to reconcile to Nareit EBITDAre (2):
Interest expense	48,415	41,779	176,528	166,495
Income tax expense	252	(118)	895	(39)
Depreciation and amortization	107,064	89,571	383,063	349,476
Gain on sale of real estate	(2,690)	(2,534)	(3,822)	(121,753)
Nareit EBITDAre	$245,075	225,083	$927,531	882,214

Reconciliation of Nareit EBITDAre to Operating EBITDAre:

Nareit EBITDAre	$245,075	225,083	$927,531	882,214
Adjustments to reconcile to Operating EBITDAre (2):
Merger transition costs	3,109	-	4,620	-
Early extinguishment of debt	(99)	-	(99)	176
Straight-line rent, net	(2,794)	(6,593)	(12,594)	(25,620)
Above/below market rent amortization, net	(7,729)	(5,529)	(29,863)	(21,439)
Operating EBITDAre	$237,562	212,961	$889,595	835,331
(1)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated real estate partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.
(2)
Includes Regency’s consolidated entities and its pro-rata share of unconsolidated real estate partnerships.

Supplemental Information 9

Capital Expenditures and Additional Disclosures

For the Periods Ended December 31, 2023 and 2022

(in thousands)

	Three Months Ended		Year Ended
	2023	2022	2023	2022
Capital Expenditures:

Operating Properties (1)
Tenant allowance and landlord work	$21,546	10,671	$56,907	48,638
Leasing commissions	6,140	4,037	17,468	15,529
Leasing Capital Expenditures	27,686	14,708	74,375	64,167

Building improvements	19,825	12,817	38,319	33,659
Operating Capital Expenditures	$47,511	27,525	$112,694	97,826

Development & Redevelopment Properties (1)
Ground-up development	$6,690	9,240	$58,394	36,649
Redevelopment	32,589	27,656	96,604	76,346
Development & Redevelopment Expenditures	$39,279	36,896	$154,998	112,995

Additional Disclosures:

Other Non Cash Expense (2)
Derivative amortization	$110	110	$438	438
Debt cost amortization	1,580	1,593	6,301	6,152
Stock-based compensation	4,154	3,968	17,277	16,667
Other Non Cash Expense	$5,844	5,671	$24,016	23,257
(1)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated real estate partnerships.
(2)
Includes Regency's consolidated entities and its pro-rata share of unconsolidated real estate partnerships, net of pro-rata share attributable to noncontrolling interests, which can be found on page 7.

Supplemental Information 10

Summary of Consolidated Debt

December 31, 2023 and 2022

(in thousands)

Total Debt Outstanding:	12/31/2023	12/31/2022
Notes Payable:
Fixed rate mortgage loans(1)	$745,478	$474,193
Variable rate mortgage loans	3,716	4,188
Fixed rate unsecured public debt	3,056,467	3,053,550
Fixed rate unsecured private debt	196,288	194,823
Unsecured credit facility:
Revolving line of credit	152,000	-
Total	$4,153,949	$3,726,754

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities (2)	Total	Weighted Average Contractual Interest Rate on Maturities
2024	$12,398	133,580	250,000	395,978	3.47%
2025	11,094	52,537	402,000	465,631	4.65%
2026	11,426	147,847	200,000	359,273	4.09%
2027	8,612	222,558	525,000	756,170	3.65%
2028	7,011	36,570	300,000	343,581	4.37%
2029	2,900	36,658	425,000	464,558	2.79%
2030	2,495	3,163	600,000	605,658	3.69%
2031	2,193	30,908	-	33,101	3.68%
2032	150	35,323	-	35,473	3.15%
2033	68	-	-	68	0.00%
>10 years	264	78	725,000	725,342	4.55%
Unamortized debt premium/(discount), net of issuance costs	-	(8,640)	(22,244)	(30,884)
	$58,611	690,582	3,404,756	4,153,949	3.95%

Percentage of Total Debt:	12/31/2023	12/31/2022
Fixed	96.3%	99.9%
Variable	3.7%	0.1%

Current Weighted Average Contractual Interest Rates:(3)
Fixed	3.9%	3.8%
Variable	6.3%	5.7%
Combined	3.9%	3.8%

Current Weighted Average Effective Interest Rate:(4)
Combined	4.2%	4.0%

Average Years to Maturity:
Fixed	7.1	8.6
Variable	1.3	2.2
(1)
Includes variable rate mortgage loans that have been fixed through interest rate swaps.
(2)
Includes unsecured public and private placement debt and any drawn balance on unsecured revolving line of credit.
(3)
Interest rates are calculated as of the quarter end.
(4)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Supplemental Information 11

Summary of Consolidated Debt

December 31, 2023 and 2022

(in thousands)

		Contractual		Effective
Lender	Collateral	Rate		Rate(1)	Maturity	12/31/2023	12/31/2022
Secured Debt - Fixed Rate Mortqaqe Loans
Prudential Insurance Company of America	4S Commons Town Center	3.50%			06/05/24	79,033	80,811
Ellis Partners	Pruneyard	4.25%			06/30/24	2,200	2,200
Bank of New York Mellon	Arcadian Shopping Center	4.00%			08/15/24	13,033	-
Great-West Life & Annuity Insurance Co	Erwin Square	3.78%			09/01/24	10,000	10,000
Wells Fargo Bank	Orangetown Shopping Center	4.48%			10/01/24	6,005	-
Security Life of Denver Insurance Co.	Cos Cob Commons & Station Centre @ Old Greenwich	4.07%			11/01/24	19,912	-
Bank of New York Mellon	McLean Plaza	3.71%			11/20/24	5,000	-
KeyBank	High Ridge Center	3.65%			03/01/25	9,047	-
PNC Bank	Circle Marina Center	2.54%			03/17/25	24,000	24,000
Prudential Insurance Company of America	Country Walk Plaza	3.91%			11/05/25	16,000	16,000
Metropolitan Life Insurance Company	Westbury Plaza	3.76%			02/01/26	88,000	88,000
M&T Bank	Cos Cob Plaza & Greenwich Commons	3.48%			10/01/26	8,768	-
PNC Bank	Longmeadow Shops	5.56%			12/01/26	13,000	-
Santander Bank	Baederwood Shoppes	3.28%			12/19/26	24,365	24,365
TD Bank	Black Rock Shopping Center	6.03%			12/31/26	15,342	18,637
Voya Retire Insurance and Annuity Co.	Meadtown Shopping Center	3.85%			01/01/27	9,364	-
Voya Retire Insurance and Annuity Co.	Midland Park Shopping Center	3.85%			01/01/27	17,722	-
Voya Retire Insurance and Annuity Co.	Valley Ridge Shopping Center	3.85%			01/01/27	16,775	-
Voya Retire Insurance and Annuity Co.	Cedar Hill Shopping Center	3.85%			01/01/27	7,035	-
The Guardian Life Insurance of America	Willa Springs	3.81%			03/01/27	16,700	16,700
The Guardian Life Insurance of America	Alden Bridge	3.81%			03/01/27	26,000	26,000
The Guardian Life Insurance of America	Bethany Park Place	3.81%			03/01/27	10,200	10,200
The Guardian Life Insurance of America	Blossom Valley	3.81%			03/01/27	22,300	22,300
The Guardian Life Insurance of America	Dunwoody Hall	3.81%			03/01/27	13,800	13,800
The Guardian Life Insurance of America	Hasley Canyon Village	3.81%			03/01/27	16,000	16,000
PNC Bank	Fellsway Plaza	4.06%			06/02/27	34,873	35,446
M&T Bank	Ridgeway Shopping Center	3.40%			07/01/27	43,150	-
New York Life Insurance	Oak Shade Town Center	6.05%			05/10/28	4,085	4,869
Provident Bank	Washington Commons	4.83%			08/15/28	8,764	-
TD Bank	Brick Walk Shopping Center	6.71%			09/18/28	30,919	31,131
New York Life Insurance	Von's Circle Center	5.20%			10/10/28	4,273	5,031
New York Life Insurance	Copps Hill Plaza	6.06%			01/01/29	7,706	8,962
American United Life Insurance Company	Ferry Plaza	4.63%			04/01/29	8,796	-
M&T Bank	Goodwives Shopping Center	4.82%			04/03/29	23,078	-
Bank of New York Mellon	Lakeview Shopping Center	3.63%			06/25/29	10,944	-
Tanglewood Shopping Center Co.	Tanglewood Shopping Center	5.05%			03/29/30	1,513	-
Tanglewood Shopping Center Co.	Tanglewood Shopping Center	4.55%			03/29/30	1,650	-
Security Life of Denver Insurance Co.	Newfield Green	3.89%			08/01/31	19,278	-
American United Life Insurance Company	Village Shopping Center	3.50%			11/01/31	20,144	-
RGA Reinsurance Company	Boonton Shopping Center	3.45%			01/01/32	10,585	-
Bank of New York Mellon	The Dock-Dockside & The Dock-Railside	3.05%			01/31/32	33,667	-
City of Rollingwood	Shops at Mira Vista	8.00%			03/01/32	166	180
First County Bank	Old Greenwich CVS	5.63%			06/01/37	891	-
Wells Fargo	Hewlett I	4.41%			01/06/23	-	8,879
State Farm Life Insurance Company	Tech Ridge Center	5.83%			06/01/23	-	715
American United Life Insurance Company	Westport Plaza	7.49%			08/01/23	-	1,457
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.50%			02/28/24	-	3,916
Unamortized premiums on assumed debt of acquired properties, net of issuance costs						(8,606)	4,594
Total Fixed Rate Mortgage Loans		3.97%		4.24%		$745,477	$474,193

Unsecured Debt
Debt Offering (5/16/14)	Fixed-rate unsecured	3.75%			06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.90%			11/01/25	250,000	250,000
Debt Placement (5/11/16)	Fixed-rate unsecured	3.81%			05/11/26	100,000	100,000
Debt Placement (8/11/16)	Fixed-rate unsecured	3.91%			08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.60%			02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.13%			03/15/28	300,000	300,000
Debt Offering (8/13/19)	Fixed-rate unsecured	2.95%			09/15/29	425,000	425,000
Debt Offering (5/13/20)	Fixed-rate unsecured	3.70%			06/15/30	600,000	600,000
Debt Offering (1/17/17)	Fixed-rate unsecured	4.40%			02/01/47	425,000	425,000
Debt Offering (3/6/19)	Fixed-rate unsecured	4.65%			03/15/49	300,000	300,000
Revolving Line of Credit	Variable-rate unsecured	Adjusted SOFR + 0.865%	(2)		03/23/25	152,000	-
Unamortized debt discount and issuance costs						(22,244)	(26,627)
Total Unsecured Debt, Net of Discounts		3.83%		3.98%		$3,404,756	$3,248,373

Variable Rate Mortgage Loans
PNC Bank	Market at Springwoods Village	SOFR + 1.40%			03/28/25	$3,750	$4,250
Unamortized debt discount and issuance costs						(34)	(62)
Total Variable Rate Mortgage Loans		6.73%		7.46%		$3,716	$4,188

Total		3.95%		4.21%		$4,153,949	$3,726,754
(1)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2)
The interest rate is SOFR plus a 0.10% market adjustment ("Adjusted SOFR") plus our applicable margin of 0.865%. Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billion line of credit. Expiration is subject to two additional six-month periods at the Company’s option. Effective 1/18/24, with the sixth amendment to the Line, the expiration date was extended to March, 2028 with the option to extend the expiration for two additional six-month periods, the borrowing capacity was increased to $1.5 billion, the annual facility fee was reduced to 0.125%, and the applicable margin was reduced to 0.715%.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

December 31, 2023

(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	05/16/14	06/15/24	3.750%	$250,000
	08/17/15	11/01/25	3.900%	$250,000
	01/17/17	02/01/27	3.600%	$525,000
	03/09/18	03/15/28	4.125%	$300,000
	08/20/19	09/15/29	2.950%	$425,000
	05/13/20	06/15/30	3.700%	$600,000
	01/17/17	02/01/47	4.400%	$425,000
	03/06/19	03/15/49	4.650%	$300,000

Unsecured Public Debt Covenants:	Required	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Fair Market Value Calculation Method Covenants (1)(2)
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	26%	26%	26%	26%	26%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	5%	3%	3%	3%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	5.6x	5.9x	5.6x	5.7x	5.6x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	420%	419%	407%	400%	400%

Ratios:(3)		12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
Consolidated Only

Net debt to total market capitalization		24.3%	26.2%	25.6%	25.9%	25.4%
Net debt to real estate assets, before depreciation		29.3%	29.0%	29.8%	30.0%	30.0%
Net debt to total assets, before depreciation		27.0%	26.7%	27.5%	27.8%	27.7%

Net debt and preferreds to Operating EBITDAre - TTM		4.9x	5.0x	4.4x	4.4x	4.5x
Net debt and preferreds to Operating EBITDAre - TTM, adjusted		4.6x	4.5x
Fixed charge coverage		5.1x	5.3x	5.3x	5.3x	5.2x
Interest coverage		5.7x	5.7x	5.7x	5.7x	5.6x

Unsecured assets to total real estate assets		87.1%	85.7%	90.4%	90.2%	89.5%
Unsecured NOI to total NOI - TTM		90.7%	90.9%	91.6%	91.6%	90.9%
Unencumbered assets to unsecured debt		360%	350%	332%	326%	326%

Total Pro-Rata Share

Net debt to total market capitalization		26.6%	28.6%	28.2%	28.4%	27.9%
Net debt to real estate assets, before depreciation		31.0%	30.8%	31.6%	31.8%	31.8%
Net debt to total assets, before depreciation		28.6%	28.3%	29.1%	29.4%	29.3%

Net debt and preferreds to Operating EBITDAre - TTM		5.4x	5.5x	4.9x	4.9x	5.0x
Net debt and preferreds to Operating EBITDAre - TTM, adjusted		5.1x	5.0x
Fixed charge coverage		4.7x	4.7x	4.8x	4.7x	4.7x
Interest coverage		5.1x	5.2x	5.1x	5.1x	5.1x
(1)
For a complete listing of all Debt Covenants related to the Company’s Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company’s filings with the Securities and Exchange Commission.
(2)
Current period debt covenants are finalized and submitted after the Company’s most recent Form 10-Q or Form 10-K filing.
(3)
In light of the merger with UBP on August 18, 2023, adjusted debt metric calculations include legacy Regency results for the trailing 12 months and the annualized contribution from UBP post merger.

Supplemental Information 13

Summary of Unconsolidated Debt

December 31, 2023 and 2022

(in thousands)

Total Debt Outstanding:	12/31/2023	12/31/2022
Mortgage loans payable:
Fixed rate secured loans	$1,430,030	$1,368,330
Variable rate secured loans	27,872	6,167
Unsecured credit facilities variable rate	41,800	23,800
Total	$1,499,702	$1,398,297

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Weighted Average Contractual Interest Rate on Maturities	Regency's Pro Rata Share	Regency's Pro Rata Weighted Average Contractual Interest Rate on Maturities
2024	$3,718	33,690	-	37,408	3.86%	14,678	3.75%
2025	6,094	147,222	-	153,316	3.84%	48,506	3.98%
2026	7,393	233,147	41,800	282,340	5.31%	89,520	5.29%
2027	7,576	32,800	-	40,376	2.60%	13,669	2.41%
2028	4,267	246,605	-	250,872	4.85%	92,027	4.96%
2029	2,841	60,000	-	62,841	4.34%	13,017	4.34%
2030	2,106	179,317	-	181,423	2.86%	70,522	2.88%
2031	625	352,240	-	352,865	3.14%	137,198	3.13%
2032	500	142,270	-	142,770	3.08%	58,369	3.10%
2033	406	-	-	406	0.00%	81	-
>10 Years	210	5,497	-	5,707	4.72%	1,141	4.72%
Unamortized debt premium / (discount) and issuance costs (2)	-	(10,622)	-	(10,622)		(3,872)
	$35,736	1,422,166	41,800	1,499,702	3.92%	534,856	3.88%

Percentage of Total Debt:	12/31/2023	12/31/2022
Fixed	95.4%	97.9%
Variable	4.6%	2.1%

Current Weighted Average Contractual Interest Rates:(1)
Fixed	3.8%	3.7%
Variable	7.2%	5.9%
Combined	3.9%	3.7%

Current Weighted Average Effective Interest Rates:(2)
Combined	4.1%	3.9%

Average Years to Maturity:
Fixed	5.2	5.5
Variable	2.6	3.1
(1)
Interest rates are calculated as of the quarter end.
(2)
Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Supplemental Information 14

Unconsolidated Investments

December 31, 2023

(in thousands)

					Regency
Investment Partner and	Number of	Total	Total	Total	Ownership	Share	Investment	Equity
Portfolio Summary Abbreviation	Properties	GLA	Assets	Debt	Interest	of Debt	12/31/2023	Pick-up
State of Oregon
(JV-C, JV-C2)	21	2,370	$563,896	$285,713	20.00%	$57,143	$50,039	$3,373
(JV-CCV)	1	599	97,522	74,800	30.00%	22,440	6,123	2,199
	22	2,969	661,418	360,513
GRI
(JV-GRI)	66	8,437	1,475,611	925,963	40.00%	370,385	144,371	35,901

Publix
(JV-O)	2	215	25,629	-	50.00%	-	12,808	1,632

Individual Investors
Ballard Blocks	2	249	120,379	-	49.90%	-	62,140	1,486
Bloom on Third (fka Town and Country Center)	1	73	224,579	106,621	35.00%	37,317	42,074	1,075
Others	8	1,124	182,377	106,605	11.80% - 66.67%	47,571	53,050	4,875

	101	13,067	$2,689,993	$1,499,702		$534,856	$370,605	$50,541

Supplemental Information 15

Property Transactions

December 31, 2023

(in thousands)

Acquisitions:

Date	Property Name	Real Estate Partner (REG %)	Market	Total GLA	Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)
Sep-23	Old Town Square	Oregon (20%)	Chicago, IL	87	$5,502		Jewel-Osco
Oct-23	Nohl Plaza		Los Angeles, CA	104	$25,328		Vons
Dec-23	The Longmeadow Shops		Springfield, MA	99	$31,400		CVS
	Property Total			290	$62,230	7.0%

Dispositions:

Date	Property Name	Real Estate Partner (REG %)	Market	Total GLA	Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)
Dec-23	Braemar Village Center	CalSTRS (25%)	Washington D.C.	108	$7,855		Safeway
	Property/Outparcel(s) Total			108	$7,855	8.4%

	Non-Income Producing Land Total				$3,560

Supplemental Information 16

Summary of In-Process Developments and Redevelopments

December 31, 2023

(in thousands)

In-Process Developments and Redevelopments (1)
Shopping Centers	Market	Grocer/Anchor Tenant	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments			706	73%				$153M	51%	7% +/-
Glenwood Green (2)(3)	Metro NYC	ShopRite / Target	353	92%	Q1-2022	1H-2024	2025	$46M	81%	7% +/-
Baybrook East - Phase 1B (2)(3)	Houston, TX	H-E-B	156	94%	Q2-2022	2H-2023	2025	$10M	77%	8% +/-
Sienna - Phase 1 (2)(3)	Houston, TX	Retail	30	19%	Q2-2023	2H-2024	2027	$9M	26%	8% +/-
The Shops at SunVet (2)	Long Island, NY	Whole Foods	167	31%	Q2-2023	2H-2025	2027	$87M	36%	7% +/-
Redevelopments			3,583	92%				$315M	43%	9% +/-
The Abbot	Boston, MA	Retail / Office Users	64	77%	Q2-2019	2H-2022	2025	$59M	95%	9% +/-
Westbard Square Phase I (4)(5)	Bethesda, MD	Giant	126	83%	Q2-2021	2H-2023	2025	$37M	74%	6% +/-
Buckhead Landing	Atlanta, GA	Publix	152	82%	Q2-2022	2H-2024	2025	$31M	37%	7% +/-
Bloom on Third (fka Town & Country Center) (4)	Los Angeles, CA	Whole Foods	147	60%	Q4-2022	1H-2026	2027	$25M	24%	15% +/-
Mandarin Landing (4)	Jacksonville, FL	Whole Foods	140	98%	Q2-2023	1H-2024	2025	$16M	22%	8% +/-
Serramonte Center - Phase 3	San Francisco, CA	Jagalchi	1,072	98%	Q2-2023	1H-2025	2025	$37M	13%	11% +/-
Circle Marina Center	Los Angeles, CA	Sprouts	118	84%	Q3-2023	1H-2025	2025	$15M	10%	8% +/-
Avenida Biscayne	Miami, FL	Retail	29	20%	Q4-2023	1H-2025	2026	$23M	12%	10% +/-
Cambridge Square	Atlanta, GA	Publix	73	96%	Q4-2023	2H-2025	2026	$15M	3%	6% +/-
Various Redevelopments (est costs < $10 million individually)			1,663	93%				$58M	40%	10% +/-
Total In-Process (In Construction)			4,289	89%				$468M	45%	8% +/-

In Process Development and Redevelopment Descriptions
Ground-up Developments
Glenwood Green

Located in Old Bridge, NJ (Metro NYC) and situated on Route 9, Glenwood Green is a 353k SF ground-up development anchored by Target, ShopRite and a medical office building; and includes approximately 70k SF of in-line shop space and leased outparcels.

Baybrook East - Phase 1B

Phase 1B of ground-up development in Houston, TX. The scope for Phase 1B calls for in-line shop space & outparcels for ground lease, representing approximately 50K SF. Combined with the previously completed Phase 1A, which features the market's leading grocer, H-E-B, Baybrook East will be approximately 156K SF.

Sienna - Phase 1

Located approximately 20 miles southwest of Houston, TX, in a 10,500-acre master-planned development that is consistently among the top-selling communities in the United States, Phase 1 will feature approximately 30k SF of shop space and outparcels.

The Shops at SunVet

Located in Long Island, NY, The Shops at SunVet will include the development of a vacant enclosed mall into a 167k open-air shopping center, anchored by Whole Foods and other leading retailers in a mix of junior anchors, shop space, and outparcels.

Redevelopments
The Abbot	Generational redevelopment and modernization of three historic buildings in the heart of Harvard Square into an unparalleled mixed-use project with flagship retail and Class A office space.
Westbard Square Phase 1

Existing property includes a Giant-anchored retail center, a three-level office building, two gas stations, and a vacant senior housing building. Phase 1 of the redevelopment will include construction of a 126k SF retail building anchored by a 74k SF Giant, and realignment of Westbard Avenue at the intersection with River Road. Regency will also participate in a joint venture whereby the partner will construct a ~100-unit senior living building.

Buckhead Landing

Buckhead Landing will be anchored by a 55k SF Publix with 38k SF of junior anchors and 57k SF of restaurant & retail space. This redevelopment will include the complete scrape and rebuild of the existing anchor box, in addition to delivering extensive site improvements and enhanced placemaking.

Bloom on Third (fka Town & Country Center)

Located in Los Angeles, CA, directly across from The Grove and The Original Farmers Market, this transformational redevelopment will include the demolition of a former Kmart building into new retail space and approximately 300 luxury mid-rise apartments. Regency has partnered with a leading multifamily developer, who will construct the apartments on a ground lease.

Mandarin Landing

The redevelopment will transform a Whole Foods-anchored site in Jacksonville, FL into a modern healthy-living center, featuring a 25k SF medical care facility to replace a vacant, former Office Depot space. The project also features a reconfiguration of adjacent shop space, an additional pad building, and a full façade renovation.

Serramonte Center - Phase 3

Redevelopment of the northeastern portion of the site, including a backfill of the former J.C. Penney box and adjacent space, plus two exterior pads. The former J.C. Penney box will feature Jagalchi, a leading Asian grocer with locations in South Korea and the US.

Circle Marina Center

Acquired in 2019 with the intention of redevelopment, the project will transform an existing Staples box and adjacent shop space into a 23k SF prototype for Sprouts Farmers Market, plus reconfigured space for other leading retailers. In addition, the project will feature extensive site improvements, facade renovation, and enhanced placemaking.

Avenida Biscayne

A boutique retail development adjacent to Aventura Square, a Regency-owned asset in Miami’s highly desirable Aventura submarket, that will include the complete scrape of all existing buildings and transformation of the property into three separate retail buildings, featuring first-class shop space and restaurants.

Cambridge Square	Transformational redevelopment adding a best-in-class grocer and featuring extensive improvement to the site and existing facades.
Various Redevelopments (est costs < $10 million individually)	Various Redevelopment properties where estimated incremental costs at each project are less than $10 million.

See page 18 for footnotes

Supplemental Information 17

Development and Redevelopment Current Year Completions

December 31, 2023

(in thousands)

Current Year Development and Redevelopment Completions
Shopping Center Name	Market	Center GLA(a)	Center % Leased	Project Start	Est Initial Rent Commencement(b)	Est Stabilization Year(c)	Net Project Costs(d)	% of Costs Incurred	Stabilized Yield(e)
Ground-up Developments							-
None
Redevelopments		2,555	98%				$87M	97%	9% +/-
The Crossing Clarendon (4)	Metro DC	129	100%	Q4-2018	1H-2022	2024	$56M	98%	8% +/-
Redevelopment Completion (est costs < $10 million individually)		2,426	98%				$32M	95%	9% +/-
Total Completions		2,555	98%				$87M	97%	9% +/-
(a)
Center GLA represents 100% of the owned GLA at the property, unless footnoted otherwise.
(b)
Estimated Initial Rent Commencement represents the estimated date that the anchor or first tenants at each project will rent commence.
(c)
Estimated Stabilization Year represents the estimated year that the project will reach the stated stabilized yield on an annualized basis.
(d)
Represents Regency's pro-rata share of net project costs.
(e)
A stabilized yield for a redevelopment property represents the incremental NOI (estimated stabilized NOI less NOI prior to project commencement) divided by the total project costs.

(1)
Scope, economics and timing of development and redevelopment projects can change materially from estimates provided.
(2)
Ground-up development or redevelopment that is excluded from the Same Property NOI pool.
(3)
Estimated costs represent Regency's pro-rata share: Glenwood Green (70%); Baybrook East - Phase 1B (50%); Sienna Phase 1 (75%)
(4)
GLA and % Leased represents: Westbard Square – Phase 1 only; Bloom on Third – fully redeveloped center (existing center is 73k SF and 100% leased); Mandarin Landing – fully redeveloped center (existing center is 129k SF and 98% leased); and The Crossing Clarendon – only includes the former office building now leased to Life Time Fitness and ground floor retail.
(5)
Estimated costs are net of expected land sale proceeds of approximately $50m.

Note: Regency’s Estimate of Net GAAP Project Costs, after additional interest and overhead capitalization, are $532,329 for Ground-up Developments and Redevelopments In-Process. Percent of costs incurred is 46% for Ground-up Developments and Redevelopments In-Process.

Supplemental Information 18

Leasing Statistics

December 31, 2023

(Retail Operating Properties Only)

Leasing Statistics - Comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
4th Quarter 2023	435	2,066	$28.15	11.7%	21.1%	6.4	$6.89
3rd Quarter 2023	394	1,818	25.93	9.3%	17.2%	6.2	8.27
2nd Quarter 2023	369	1,960	25.29	11.7%	20.0%	6.7	10.97
1st Quarter 2023	350	1,076	28.00	5.5%	14.1%	5.5	6.41
Total - 12 months	1,548	6,921	$26.72	10.0%	18.5%	6.3	$8.33

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
4th Quarter 2023	111	442	$30.63	35.2%	51.4%	11.3	$29.26
3rd Quarter 2023	107	371	27.91	20.7%	31.2%	9.9	37.91
2nd Quarter 2023	106	497	28.83	29.3%	44.0%	11.3	43.02
1st Quarter 2023	89	192	34.77	4.8%	16.1%	8.4	33.77
Total - 12 months	413	1,503	$29.89	24.2%	37.6%	10.5	$36.57

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread % (Cash)	Rent Spread % (Straight-lined)	Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
4th Quarter 2023	324	1,623	$27.49	6.3%	14.0%	5.1	$0.98
3rd Quarter 2023	287	1,447	25.43	6.5%	13.6%	5.2	0.68
2nd Quarter 2023	263	1,463	24.14	6.1%	12.2%	5.2	0.56
1st Quarter 2023	261	884	26.55	5.7%	13.5%	4.9	0.55
Total - 12 months	1,135	5,417	$25.87	6.2%	13.4%	5.1	$0.71

Leasing Statistics - Comparable and Non-comparable
Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft			Weighted Avg. Lease Term	Tenant Allowance & Landlord Work/Sq. Ft.
4th Quarter 2023	526	2,499	$28.55			7.0	$14.80
3rd Quarter 2023	466	2,065	26.06			7.1	11.81
2nd Quarter 2023	425	2,184	26.52			6.6	14.40
1st Quarter 2023	404	1,326	27.03			5.7	9.26
Total - 12 months	1,821	8,074	$27.10			6.7	$13.00

Notes:

•
Represents Regency's wholly owned and pro-rata share of real estate partnerships.
•
All amounts reported at execution.
•
Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.
•
Rent Spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.
•
Rent Spreads % (Cash) represent the percentage change between the initial 12 months of rent of the executed lease and the rent over the last 12 months of the prior lease.
•
Rent Spreads % (Straight-lined) represent the percentage change between the average rent over the duration of the executed lease and the average rent over the duration of the prior lease.
•
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.

Supplemental Information 19

New Lease Net Effective Rent and Leases Signed Not Yet Commenced

December 31, 2023

(Retail Operating Properties Only)

New Lease Net Effective Rent (1)

	Trailing Twelve Months	Three Months Ended
	12/31/2023	12/31/2023	9/30/2023	6/30/2023	3/31/2023	12/31/2022
New Leases weighted avg. over lease term:
Base rent	$32.84	$32.55	$29.39	$35.73	$34.06	$31.64

Tenant allowance and landlord work (2)	(4.60)	(4.44)	(4.68)	(5.03)	(4.10)	(4.57)

Third party leasing commissions	(0.95)	(1.06)	(0.78)	(0.90)	(1.05)	(0.81)

Net Effective Rent	$27.29	$27.06	$23.93	$29.80	$28.92	$26.27

Net effective rent / base rent	83%	83%	81%	83%	85%	83%

Weighted avg. lease term (years)	10.9	10.9	12.4	10.6	8.8	9.0

Percent of New Leases by Anchor & Shop

≥ 10,000 SF	44%	51%	47%	41%	32%	36%

< 10,000 SF	56%	49%	53%	59%	68%	64%

Leases Signed Not Yet Commenced (3)

As of 12/31/2023:	Leases	GLA (in 000s)	Annual ABR ($ in 000s)	Annual ABR ($ PSF)

≥ 10,000 SF	34	890	$15,655	$21.11

< 10,000 SF	300	784	24,874	39.03

Total	334	1,673	$40,529	$29.39
(1)
Includes comparable and non-comparable leasing transactions.
(2)
Tenant Allowance & Landlord Work includes costs for landlord work required to return space to a baseline condition, as well as tenant allowances and improvements as it relates to a specific lease.
(3)
Only represents leases on spaces that are currently vacant.

Note: Represents Regency's wholly owned and pro-rata share of real estate partnerships, except GLA which is shown at 100%.

Supplemental Information 20

Annual Base Rent by State

December 31, 2023

(in thousands)

State	Number of Properties	GLA	% Leased (1)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
California	71	9,193	95.3%	$265,496	$30.19	14.7%	18.9%	23.4%
Florida	94	10,992	95.2%	218,419	20.83	19.5%	22.6%	19.3%
New York	47	3,716	89.4%	99,597	29.06	9.8%	7.7%	8.8%
Connecticut	44	3,777	92.6%	89,375	25.63	9.1%	7.8%	7.9%
Texas	31	3,573	97.2%	74,833	21.52	6.4%	7.4%	6.6%
Georgia	22	2,121	94.2%	48,970	24.34	4.6%	4.4%	4.3%
Virginia	20	1,644	96.1%	46,938	29.72	4.1%	3.4%	4.1%
New Jersey	21	1,700	92.7%	38,267	24.31	4.4%	3.5%	3.4%
North Carolina	17	1,605	98.2%	35,593	22.67	3.5%	3.3%	3.1%
Washington	17	1,267	96.6%	34,685	28.34	3.5%	2.6%	3.1%
Massachusetts	9	996	98.5%	29,874	30.24	1.9%	2.1%	2.6%
Illinois	11	1,355	95.0%	28,138	21.78	2.3%	2.8%	2.5%
Colorado	19	1,408	97.2%	23,325	16.95	3.9%	2.9%	2.1%
Pennsylvania	10	710	98.2%	19,129	27.00	2.1%	1.5%	1.7%
Ohio	8	1,221	98.8%	16,577	13.69	1.7%	2.5%	1.5%
Oregon	8	778	95.2%	16,194	21.71	1.7%	1.6%	1.4%
Maryland	11	583	91.8%	15,230	28.68	2.3%	1.2%	1.3%
Minnesota	5	390	99.6%	7,463	19.26	1.0%	0.8%	0.7%
Indiana	3	335	98.8%	5,741	17.37	0.6%	0.7%	0.5%
Tennessee	3	314	99.5%	5,615	17.75	0.6%	0.6%	0.5%
Delaware	2	255	96.1%	4,462	18.22	0.4%	0.5%	0.4%
Missouri	4	408	98.9%	4,462	11.05	0.8%	0.8%	0.4%
South Carolina	2	83	100.0%	2,176	26.24	0.4%	0.2%	0.2%
Washington, D.C.	2	30	100.0%	1,561	52.80	0.4%	0.1%	0.1%
Michigan	1	97	74.0%	657	9.14	0.2%	0.2%	0.1%
Total All Properties	482	48,550	95.1%	$1,132,776	$24.44	100%	100%	100%

Note: Represents Regency's wholly owned and pro-rata share of real estate partnerships.

(1)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 21

Annual Base Rent by CBSA

December 31, 2023

(in thousands)

Largest CBSAs by Population (1)	Number of Properties	GLA	% Leased (2)	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
1) New York-Newark-Jersey City	65	5,038	90.2%	$132,468	$29.14	13.5%	10.4%	11.7%
2) Los Angeles-Long Beach-Anaheim	25	2,546	97.8%	$76,603	$30.75	5.2%	5.2%	6.8%
3) Chicago-Naperville-Elgin	12	1,634	95.8%	$32,750	$20.91	2.5%	3.4%	2.9%
4) Dallas-Fort Worth-Arlington	11	913	98.0%	$20,464	$22.88	2.3%	1.9%	1.8%
5) Houston-Woodlands-Sugar Land	15	1,827	97.0%	$36,383	$20.53	3.1%	3.8%	3.2%
6) Washington-Arlington-Alexandri	26	1,791	95.2%	$52,242	$30.64	5.4%	3.7%	4.6%
7) Philadelphia-Camden-Wilmington	10	1,165	95.8%	$24,804	$22.22	2.1%	2.4%	2.2%
8) Atlanta-SandySprings-Alpharett	22	2,121	94.2%	$48,970	$24.50	4.6%	4.4%	4.3%
9) Miami-Ft Lauderdale-PompanoBch	41	5,312	92.8%	$114,723	$23.28	8.5%	10.9%	10.1%
10) Phoenix-Mesa-Chandler	-	-	-	-	-	-	-	-
11) Boston-Cambridge-Newton	8	897	98.4%	$26,688	$30.25	1.7%	1.8%	2.4%
12) Rvrside-San Bernardino-Ontario	1	99	100.0%	$3,204	$32.45	0.2%	0.2%	0.3%
13) San Francisco-Oakland-Berkeley	18	3,343	93.6%	$96,676	$30.89	3.7%	6.9%	8.5%
14) Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
15) Seattle-Tacoma-Bellevue	17	1,267	96.6%	$34,685	$28.35	3.5%	2.6%	3.1%
16) Minneapol-St. Paul-Bloomington	5	390	99.6%	$7,463	$19.24	1.0%	0.8%	0.7%
17) San Diego-Chula Vista-Carlsbad	10	1,370	98.6%	$42,539	$31.52	2.1%	2.8%	3.8%
18) Tampa-St Petersburg-Clearwater	9	1,296	98.9%	$26,591	$20.75	1.9%	2.7%	2.3%
19) Denver-Aurora-Lakewood	11	940	96.9%	$15,341	$16.84	2.3%	1.9%	1.4%
20) Baltimore-Columbia-Towson	4	267	96.4%	$7,052	$27.44	0.8%	0.5%	0.6%
21) St. Louis	4	408	98.9%	$4,462	$11.05	0.8%	0.8%	0.4%
22) Charlotte-Concord-Gastonia	4	604	97.1%	$14,912	$25.45	0.8%	1.2%	1.3%
23) Orlando-Kissimmee-Sanford	7	834	96.5%	$16,396	$20.38	1.5%	1.7%	1.4%
24) San Antonio-New Braunfels	-	-	-	-	-	-	-	-
25) Portland-Vancouver-Hillsboro	5	436	94.2%	$9,347	$22.77	1.0%	0.9%	0.8%
26) Austin-Round Rock-Georgetown	5	834	97.0%	$17,986	$22.24	1.0%	1.7%	1.6%
27) Sacramento-Roseville-Folsom	4	318	86.8%	$6,664	$24.18	0.8%	0.7%	0.6%
28) Pittsburgh	-	-	-	-	-	-	-	-
29) Las Vegas-Henderson-Paradise	-	-	-	-	-	-	-	-
30) Cincinnati	5	899	98.4%	$12,551	$14.18	1.0%	1.9%	1.1%
31) Kansas City	-	-	-	-	-	-	-	-
32) Columbus	3	322	100.0%	$4,026	$12.50	0.6%	0.7%	0.4%
33) Indianapolis-Carmel-Anderson	2	56	93.0%	$1,129	$21.86	0.4%	0.1%	0.1%
34) Cleveland-Elyria	-	-	-	-	-	-	-	-
35) Nashvil-Davdsn-Murfree-Frankln	3	314	99.5%	$5,615	$17.94	0.6%	0.6%	0.5%
36) San Jose-Sunnyvale-Santa Clara	6	645	97.7%	$20,289	$32.21	1.2%	1.3%	1.8%
37) Virginia Beach-Norfolk-Newport News	-	-	-	-	-	-	-	-
38) Providence-Warwick	-	-	-	-	-	-	-	-
39) Jacksonville	20	1,909	97.2%	$32,879	$17.71	4.1%	3.9%	2.9%
40) Milwaukee-Waukesha	-	-	-	-	-	-	-	-
41) Raleigh-Cary	9	703	98.9%	$15,412	$22.17	1.9%	1.4%	1.4%
42) Oklahoma City	-	-	-	-	-	-	-	-
43) Memphis	-	-	-	-	-	-	-	-
44) Richmond	3	199	91.5%	$4,434	$24.39	0.6%	0.4%	0.4%
45) Louisville/Jefferson County	-	-	-	-	-	-	-	-
46) Salt Lake City	-	-	-	-	-	-	-	-
47) New Orleans-Metairie	-	-	-	-	-	-	-	-
48) Hartford-E Hartford-Middletown	2	302	96.4%	$5,983	$20.56	0.4%	0.6%	0.5%
49) Buffalo-Cheektowaga	-	-	-	-	-	-	-	-
50) Birmingham-Hoover	-	-	-	-	-	-	-	-
Top 50 CBSAs by Population	392	40,996	95.3%	$971,732	$24.76	81.3%	84.4%	85.8%

CBSAs Ranked 51 - 75 by Population	48	3,802	93.6%	100,737	28.29	10.0%	7.8%	8.9%

CBSAs Ranked 76 - 100 by Population	15	985	94.0%	18,054	19.52	3.1%	2.0%	1.6%

Other CBSAs	27	2,768	94.4%	42,253	16.14	5.6%	5.7%	3.7%

Total All Properties	482	48,550	95.1%	$1,132,776	$24.44	100%	100%	100%
Note: Represents Regency's wholly owned and pro-rata share of real estate partnerships.

(1)
Population Data Source: Synergos Technologies, Inc.
(2)
Includes Properties in Development and leases that are executed but have not commenced.

Supplemental Information 22

Annual Base Rent By Tenant Category

December 31, 2023

Tenant Category Exposure	% of ABR(1)
Grocery	20%
Restaurant - Quick Service/Fast Casual	13%
Personal Services	7%
Medical	7%
Restaurant - Full Service	6%
Apparel/Accessories	5%
Off-Price	5%
Fitness	5%
Banks	5%
Business Services	4%
Hobby/Sports	4%
Pharmacy	3%
Pet	3%
Office/Communications	3%
Home	3%
Other	2%
Home Improvement/Auto	2%
Liquor/Wine/Beer	2%
Beauty/Cosmetics	1%
Entertainment	1%

Anchor/Shop Exposure(2)	% of ABR
Shop	57%
Anchor	43%
(1)
Represents Regency's wholly owned and pro-rata share of real estate partnerships; includes properties in development, excludes leases that are executed but have not rent commenced.
(2)
Shop tenants defined as <10K SF, Anchor tenants defined as >10K SF.

Supplemental Information 23

Significant Tenant Rents

(Includes Tenants ≥ 0.5% of ABR)

December 31, 2023

(in thousands)

#	Tenant	Tenant GLA	% of Company- Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores
1	Publix	2,955	6.4%	$33,949	3.0%	68
2	Albertsons Companies, Inc.(1)	2,192	4.8%	33,559	3.0%	53
3	Kroger Co.(2)	2,933	6.4%	30,228	2.7%	52
4	Amazon/Whole Foods	1,255	2.7%	29,809	2.6%	38
5	TJX Companies, Inc.(3)	1,659	3.6%	29,715	2.6%	70
6	Ahold Delhaize(4)	906	2.0%	22,583	2.0%	20
7	CVS	782	1.7%	20,628	1.8%	66
8	L.A. Fitness Sports Club	516	1.1%	11,137	1.0%	14
9	Trader Joe's	311	0.7%	11,023	1.0%	30
10	JPMorgan Chase Bank	176	0.4%	10,667	0.9%	56
11	Ross Dress For Less	534	1.2%	9,259	0.8%	24
12	Gap, Inc.(5)	279	0.6%	8,933	0.8%	24
13	Bank of America	154	0.3%	8,657	0.8%	44
14	Starbucks	147	0.3%	8,617	0.8%	94
15	Nordstrom(6)	308	0.7%	8,573	0.8%	9
16	Wells Fargo Bank	135	0.3%	7,800	0.7%	47
17	Petco Health & Wellness Company, Inc.(7)	312	0.7%	7,534	0.7%	31
18	H.E. Butt Grocery Company(8)	482	1.0%	7,376	0.7%	6
19	Walgreens Boots Alliance(9)	266	0.6%	6,858	0.6%	24
20	JAB Holding Company(10)	164	0.4%	6,826	0.6%	59
21	Target	654	1.4%	6,790	0.6%	6
22	Kohl's	526	1.1%	6,247	0.6%	7
23	Xponential Fitness(11)	137	0.3%	5,402	0.5%	81
24	Walmart	819	1.8%	5,362	0.5%	8
25	Ulta	184	0.4%	5,288	0.5%	21
26	Best Buy	229	0.5%	5,277	0.5%	7
27	Staples	217	0.5%	5,109	0.5%	12
	Top Tenants	19,232	41.9%	$353,206	31.2%	971

(1)
Safeway 20 / VONS 8 / Acme 7 / Albertson's 4 / Shaw's 3 / Tom Thumb 3 / Randalls 2 / Star Market 2 / Dominick's 1 / Pavilions 1 / King's Food Market 1 / Jewel-Osco 1
(2)
Kroger 19 / King Soopers 11 / Ralphs 9 / Harris Teeter 8 / Mariano's Fresh Market 3 / Quality Food Centers 2
(3)
TJ Maxx 25 / Marshalls 24 / Homegoods 19 / Homesense 1 / Sierra Trading Post 1
(4)
Stop & Shop 10 / Giant 9 / Food Lion 1
(5)
Old Navy 13 / Athleta 5 / The Gap 4 / Banana Republic 2
(6)
Nordstrom Rack 9
(7)
Petco 27 / Unleashed by Petco 4
(8)
H.E.B. 5 / Central Market 1
(9)
Walgreens 23 / Duane Reade 1
(10)
Panera 28 / Peet's' Coffee & Tea 11 / Einstein Bros Bagels 10 / Bruegger's Bagel 4 / Krispy Kreme 3 / Noah's NY Bagels 3
(11)
Club Pilates 35 / Pure Barre 13 / Stretchlab 9 / Row House 8 / Yoga Six 8 / Cyclebar 7 / AKT 1

Note: Represents Regency's wholly owned and pro-rata share of co-investment partnerships, includes properties in development and leases that are executed but have not rent commenced. Amounts may not foot due to rounding.

Supplemental Information 24

Tenant Lease Expirations

December 31, 2023

(GLA in thousands)

		Anchor Tenants (1)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	58	0.1%	0.0%	$7.50
2024	2,071	4.6%	2.6%	14.03
2025	3,110	6.9%	4.4%	15.72
2026	3,336	7.4%	4.8%	15.87
2027	3,855	8.5%	6.0%	17.18
2028	3,580	7.9%	5.8%	17.92
2029	2,950	6.5%	4.1%	15.28
2030	1,462	3.2%	2.5%	18.42
2031	1,069	2.4%	1.8%	18.19
2032	954	2.1%	1.5%	17.51
2033	1,034	2.3%	1.8%	18.99
10 Year Total	23,479	51.9%	35.5%	$16.59
Thereafter	4,646	10.3%	7.0%	16.66
	28,125	62.2%	42.5%	$16.60

		Shop Tenants (2)
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	255	0.6%	0.7%	$29.90
2024	1,831	4.1%	5.8%	34.73
2025	2,443	5.4%	8.0%	35.87
2026	2,312	5.1%	7.7%	36.55
2027	2,425	5.4%	8.1%	36.91
2028	2,335	5.2%	8.2%	38.67
2029	1,355	3.0%	4.7%	37.94
2030	788	1.7%	2.8%	38.73
2031	819	1.8%	2.8%	38.10
2032	912	2.0%	3.3%	39.81
2033	913	2.0%	3.3%	39.47
10 Year Total	16,387	36.3%	55.4%	$37.14
Thereafter	684	1.5%	2.1%	33.78
	17,071	37.8%	57.5%	$37.00

		All Tenants
Year	GLA	Percent of GLA	Percent of Total ABR (3)	ABR
MTM (4)	312	0.7%	0.7%	$25.76
2024	3,902	8.6%	8.4%	23.74
2025	5,552	12.3%	12.4%	24.58
2026	5,648	12.5%	12.5%	24.34
2027	6,280	13.9%	14.2%	24.80
2028	5,915	13.1%	14.1%	26.11
2029	4,305	9.5%	8.8%	22.41
2030	2,250	5.0%	5.2%	25.54
2031	1,889	4.2%	4.6%	26.83
2032	1,865	4.1%	4.8%	28.41
2033	1,947	4.3%	5.1%	28.59
10 Year Total	39,865	88.2%	90.9%	$25.04
Thereafter	5,330	11.8%	9.1%	18.86
	45,195	100%	100%	$24.31

Notes: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. Amounts may not foot due to rounding.

(1)
Anchor tenants represent any tenant occupying at least 10,000 square feet.
(2)
Shop tenants represent any tenant occupying less than 10,000 square feet.
(3)
Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. Represents Regency's wholly owned and pro-rata share of real estate partnerships.
(4)
Month to month lease or in process of renewal.

Supplemental Information 25

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Berkeley	31	31	100.0%				Gizmo Art Production, INC.	$11.92
4S Commons Town Center	M	85%	CA	San Diego-Chula Vista-Carlsbad	252	252	100.0%			68	Restoration Hardware Outlet, Ace Hardware, Cost Plus World Market, CVS, Jimbo's…Naturally!, Ralphs, ULTA	$34.79
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	97	97	98.0%		143	58	Albertsons, (Target)	$32.06
Balboa Mesa Shopping Center			CA	San Diego-Chula Vista-Carlsbad	207	207	100.0%			42	CVS, Kohl's, Von's	$29.43
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	122	49	97.4%			32	CVS, Mollie Stone's Market	$29.15
Bloom on Third (fka Town and Country Center)	O	35%	CA	Los Angeles-Long Beach-Anaheim	73	26	100.0%			41	Whole Foods, CVS, Citibank	$57.60
Blossom Valley			CA	San Jose-Sunnyvale-Santa Clara	93	93	97.7%			34	Safeway	$28.61
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	100.0%			25	24 Hour Fitness, Big 5 Sporting Goods, Childtime Childcare, Old Navy, Sprout's, Target, Smart Parke	$21.19
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	63	63	100.0%				Marshalls	$39.20
Circle Marina Center			CA	Los Angeles-Long Beach-Anaheim	118	118	84.3%				Sprouts, Big 5 Sporting Goods, Centinela Feed & Pet Supplies	$34.58
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Berkeley	260	260	90.8%			14	Grocery Outlet, Central, CVS, Dollar Tree, Ross Dress For Less	$23.67
Corral Hollow			CA	Stockton	167	167	70.4%			66	Safeway, CVS	$20.82
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	94.2%			37	Ralphs, Best Buy, LA Fitness, Sit N' Sleep	$33.32
Diablo Plaza			CA	San Francisco-Oakland-Berkeley	63	63	100.0%		53	53	Bevmo!, (Safeway), (CVS)	$43.59
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	100.0%			31	Bristol Farms, CVS	$43.60
El Cerrito Plaza			CA	San Francisco-Oakland-Berkeley	256	256	96.6%			78	Barnes & Noble, Jo-Ann Fabrics, PETCO, Ross Dress For Less, Trader Joe's, Marshalls, (CVS)	$29.49
El Norte Pkwy Plaza			CA	San Diego-Chula Vista-Carlsbad	91	91	94.4%			42	Von's, Children's Paradise, ACE Hardware	$19.91
Encina Grande			CA	San Francisco-Oakland-Berkeley	106	106	100.0%			38	Whole Foods, Walgreens	$36.12
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	97.6%			35	Smart & Final, CVS, Ross Dress for Less, Big 5 Sporting Goods, PETCO	$31.02
French Valley Village Center			CA	Rvrside-San Bernardino-Ontario	99	99	100.0%			44	Stater Bros, CVS	$28.28
Friars Mission Center			CA	San Diego-Chula Vista-Carlsbad	147	147	97.7%			55	Ralphs, CVS	$39.86
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	98.8%			40	Gelson's Markets, John of Italy Salon & Spa	$32.94
Golden Hills Plaza			CA	San Luis Obispo-Paso Robles	244	244	87.0%				Lowe's, TJ Maxx	$7.13
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	100.0%			24	Sprout's Markets, Rite Aid, PETCO, Homegoods, Burlington, TJ Maxx	$27.98
Hasley Canyon Village			CA	Los Angeles-Long Beach-Anaheim	66	66	100.0%			52	Ralphs	$27.10
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	100.0%			44	Ralphs, CVS, Daiso, Mitsuwa Marketplace, Big 5 Sporting Goods	$43.43
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	CVS,(Albertsons)	$31.01
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	94.0%			43	Safeway, CVS, Ross Dress for Less	$22.24
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	100.0%			43	Stater Bros.	$25.58
Navajo Shopping Center	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	102	41	98.7%			44	Albertsons, Rite Aid, O'Reilly Auto Parts	$15.47
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	97.7%			58	Albertsons	$29.53

Supplemental Information 26

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	Nohl Plaza			CA	Los Angeles-Long Beach-Anaheim	104	104	92.8%			51	Vons	$16.36
	Oakshade Town Center			CA	Sacramento-Roseville-Folsom	104	104	59.5%			40	Safeway	$22.19
	Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	97.4%			44	Gelson's Markets, (CVS), (Ace Hardware)	$23.07
	Persimmon Place			CA	San Francisco-Oakland-Berkeley	153	153	100.0%			40	Whole Foods, Nordstrom Rack, Homegoods	$37.86
	Plaza Escuela			CA	San Francisco-Oakland-Berkeley	154	154	93.5%				The Container Store, Trufusion, Talbots, The Cheesecake Factory, Barnes & Noble	$44.22
	Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%			37	Von's, CVS	$28.96
	Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Berkeley	227	91	100.0%				Target, Burlington, Ross Dress for Less, Homegoods	$24.52
	Point Loma Plaza	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	205	82	98.6%			50	Von's, Jo-Ann Fabrics, Marshalls, UFC Gym	$23.75
	Potrero Center			CA	San Francisco-Oakland-Berkeley	227	227	70.9%			60	Safeway, 24 Hour Fitness, Ross Dress for Less, Petco	$34.12
	Powell Street Plaza			CA	San Francisco-Oakland-Berkeley	166	166	97.1%			10	Trader Joe's, Bevmo!, Ross Dress For Less, Marshalls, Old Navy	$35.91
	Prairie City Crossing			CA	Sacramento-Roseville-Folsom	90	90	100.0%			55	Safeway	$22.78
	Raley's Supermarket	C	20%	CA	Sacramento-Roseville-Folsom	63	13	100.0%			63	Raley's	$14.00
	Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	98.5%			35	Ralphs	$20.94
	Rancho San Diego Village	GRI	40%	CA	San Diego-Chula Vista-Carlsbad	153	61	93.9%			40	Smart & Final, 24 Hour Fitness, (Longs Drug)	$25.15
	Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	98.1%			37	Superior Super Warehouse	$22.12
	San Carlos Marketplace			CA	San Francisco-Oakland-Berkeley	154	154	87.2%				TJ Maxx, Best Buy, PetSmart, Bassett Furniture	$39.10
	Scripps Ranch Marketplace			CA	San Diego-Chula Vista-Carlsbad	132	132	100.0%			57	Vons, CVS	$35.29
	San Leandro Plaza			CA	San Francisco-Oakland-Berkeley	50	50	100.0%		38	38	(Safeway), (CVS)	$41.14
	Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	98.5%			48	Pavilions, CVS	$27.77
	Serramonte Center			CA	San Francisco-Oakland-Berkeley	1072	1072	97.6%				Buy Buy Baby, Cost Plus World Market, Crunch Fitness, DAISO, Dave & Buster's, Dick's Sporting Goods, Divano Homes, H&M, Macy's, Nordstrom Rack, Old Navy, Party City, Ross Dress for Less, Target, TJ Maxx, Uniqlo, Jagalchi	$27.48
	Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	116	116	96.7%		53		CVS, Crunch Fitness, (Orchard Supply Hardware)	$26.25
	Silverado Plaza	GRI	40%	CA	Napa	85	34	95.7%			32	Nob Hill, CVS	$21.65
	Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	98.5%			53	Safeway	$22.25
	Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	92.9%			46	Ralphs	$22.25
	Tassajara Crossing			CA	San Francisco-Oakland-Berkeley	146	146	96.9%			56	Safeway, CVS, Alamo Hardware	$26.56
	The Hub Hillcrest Market			CA	San Diego-Chula Vista-Carlsbad	149	149	96.9%			52	Ralphs, Trader Joe's	$43.33
	The Marketplace			CA	Sacramento-Roseville-Folsom	111	111	100.0%			35	Safeway, CVS, Petco	$27.60
	The Pruneyard			CA	San Jose-Sunnyvale-Santa Clara	260	260	97.9%			13	Trader Joe's, The Sports Basement, Camera Cinemas, Marshalls	$42.54
	Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%			44	Stater Bros, CVS	$35.66
	Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	100.0%			41	Ralphs, Ace Hardware	$26.03
	Twin Peaks			CA	San Diego-Chula Vista-Carlsbad	208	208	99.4%			45	Target, Grocer	$24.18

Supplemental Information 27

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%			35	Whole Foods, Kohl's	$29.08
	Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	98.9%			37	Whole Foods	$37.86
	Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%			45	Von's, Ross Dress for Less, Planet Fitness	$28.32
	West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%			25	Safeway, Crunch Fitness	$22.07
	Westlake Village Plaza and Center			CA	Oxnard-Thousand Oaks-Ventura	201	201	99.0%			72	Von's, Sprouts, (CVS)	$42.54
	Willows Shopping Center			CA	San Francisco-Oakland-Berkeley	241	241	82.7%				REI, UFC Gym, Old Navy, Ulta, Five Below	$30.58
	Woodman Van Nuys			CA	Los Angeles-Long Beach-Anaheim	108	108	99.2%			78	El Super	$17.60
	Woodside Central			CA	San Francisco-Oakland-Berkeley	81	81	93.4%		113		Chuck E. Cheese, Marshalls, (Target)	$26.39
	Ygnacio Plaza	GRI	40%	CA	San Francisco-Oakland-Berkeley	110	44	97.6%				Sports Basement,TJ Maxx	$40.58
				CA		10,620	9,193	95.3%	95.3%	439	2,593		$30.19
	Applewood Shopping Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	360	144	95.8%			71	Applejack Liquors, Hobby Lobby, Homegoods, King Soopers, PetSmart, Sierra Trading Post, Ulta, Three Little Mingos	$16.51
	Alcove On Arapahoe	GRI	40%	CO	Boulder	159	64	91.8%			44	Petco, HomeGoods, Jo-Ann Fabrics, Safeway, Ulta Salon	$19.79
	Belleview Square			CO	Denver-Aurora-Lakewood	117	117	96.1%			65	King Soopers	$21.81
	Boulevard Center			CO	Denver-Aurora-Lakewood	77	77	91.5%		53	53	Eye Care Specialists, (Safeway)	$32.51
	Buckley Square			CO	Denver-Aurora-Lakewood	116	116	93.6%			62	Ace Hardware, King Soopers	$11.90
	Centerplace of Greeley III			CO	Greeley	119	119	100.0%				Hobby Lobby, Best Buy, TJ Maxx	$12.31
	Cherrywood Square Shop Ctr	GRI	40%	CO	Denver-Aurora-Lakewood	97	39	100.0%			72	King Soopers	$13.03
	Crossroads Commons	C	20%	CO	Boulder	143	29	93.6%			66	Whole Foods, Barnes & Noble	$30.27
	Crossroads Commons II	C	20%	CO	Boulder	18	4	100.0%				(Whole Foods), (Barnes & Noble)	$41.45
	Falcon Marketplace			CO	Colorado Springs	22	22	100.0%		184	50	(Wal-Mart)	$26.36
	Hilltop Village			CO	Denver-Aurora-Lakewood	101	101	100.0%			66	King Soopers	$13.58
	Littleton Square			CO	Denver-Aurora-Lakewood	99	99	97.2%			78	King Soopers	$11.50
	Lloyd King Center			CO	Denver-Aurora-Lakewood	83	83	100.0%			61	King Soopers	$12.25
	Marketplace at Briargate			CO	Colorado Springs	29	29	100.0%		66	66	(King Soopers)	$36.20
	Monument Jackson Creek			CO	Colorado Springs	85	85	100.0%			70	King Soopers	$12.99
	Ralston Square Shopping Center	GRI	40%	CO	Denver-Aurora-Lakewood	83	33	98.5%			55	King Soopers	$16.44
	Shops at Quail Creek			CO	Denver-Aurora-Lakewood	38	38	96.3%		100	100	(King Soopers)	$28.22
	Stroh Ranch			CO	Denver-Aurora-Lakewood	93	93	100.0%			70	King Soopers	$14.43
	Woodmen Plaza			CO	Colorado Springs	116	116	97.6%			70	King Soopers	$13.93
				CO		1,955	1,408	97.2%	97.2%	403	1,119		$16.95
	22 Crescent Road			CT	Bridgeport-Stamford-Norwalk	4	4	100.0%				-	$69.00
(2)	25 Valley Drive			CT	Bridgeport-Stamford-Norwalk	18	18	100.0%				-	$46.25
(2)	321-323 Railroad Ave			CT	Bridgeport-Stamford-Norwalk	21	21	100.0%				-	$37.48
(2)	470 Main Street			CT	Bridgeport-Stamford-Norwalk	23	23	98.5%				-	$29.32

Supplemental Information 28

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	530 Old Post Rd			CT	Bridgeport-Stamford-Norwalk	8	8	75.0%				-	$43.25
(2)	7 Riversville			CT	Bridgeport-Stamford-Norwalk	11	11	80.9%				-	$39.61
	91 Danbury Road			CT	Bridgeport-Stamford-Norwalk	5	5	77.3%				-	$29.44
(2)	970 High Ridge Center			CT	Bridgeport-Stamford-Norwalk	27	27	89.6%				BevMax	$36.15
(2)	Airport Plaza			CT	Bridgeport-Stamford-Norwalk	33	33	100.0%				-	$31.48
(2)	Aldi Square			CT	New Haven-Milford	38	38	100.0%			19	Aldi	$16.19
(2)	Bethel Hub Center			CT	Bridgeport-Stamford-Norwalk	31	31	60.8%			14	La Placita Bethel Market	$14.91
	Black Rock	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	97.7%				Old Navy, The Clubhouse	$29.89
	Brick Walk	M	80%	CT	Bridgeport-Stamford-Norwalk	123	123	96.2%				-	$46.08
	Brookside Plaza			CT	Hartford-E Hartford-Middletown	227	227	95.8%			60	Burlington Coat Factory, PetSmart, ShopRite, Staples, TJ Maxx, LL Bean	$16.41
	Compo Acres Shopping Center			CT	Bridgeport-Stamford-Norwalk	43	43	95.9%			12	Trader Joe's	$55.85
	Copps Hill Plaza			CT	Bridgeport-Stamford-Norwalk	173	173	88.1%			59	Stop & Shop, Homegoods, Marshalls, Rite Aid, Michael's	$22.26
	Corbin's Corner	GRI	40%	CT	Hartford-E Hartford-Middletown	189	75	98.1%			10	Best Buy, Edge Fitness, Old Navy, The Tile Shop, Total Wine and More, Trader Joe's	$32.12
(2)	Cos Cob Commons			CT	Bridgeport-Stamford-Norwalk	48	48	93.9%				CVS	$53.16
(2)	Cos Cob Plaza			CT	Bridgeport-Stamford-Norwalk	15	15	93.4%				-	$52.79
	Danbury Green			CT	Bridgeport-Stamford-Norwalk	124	124	99.0%			12	Trader Joe's, Hilton Garden Inn, DSW, Staples, Rite Aid, Warehouse Wines & Liquors	$27.17
(2)	Danbury Square			CT	Bridgeport-Stamford-Norwalk	194	194	73.2%				Ocean State Job Lot, Planet Fitness, Elicit Brewing Company	$13.80
	Darinor Plaza			CT	Bridgeport-Stamford-Norwalk	153	153	100.0%				Kohl's, Old Navy, Party City	$20.45
	Fairfield Center	M	80%	CT	Bridgeport-Stamford-Norwalk	95	95	87.8%				Fairfield University Bookstore, Merril Lynch	$34.04
(2)	Fairfield Crossroads			CT	Bridgeport-Stamford-Norwalk	62	62	100.0%				Marshalls, DSW	$25.28
(2)	Goodwives Shopping Center			CT	Bridgeport-Stamford-Norwalk	96	96	90.1%			42	Stop & Shop	$41.03
(2)	Greens Farms Plaza			CT	Bridgeport-Stamford-Norwalk	40	40	51.3%				BevMax	$25.81
(2)	Greenwich Commons			CT	Bridgeport-Stamford-Norwalk	10	10	100.0%				-	$89.23
(2)	High Ridge Center	M	100%	CT	Bridgeport-Stamford-Norwalk	91	91	69.2%			13	Trader Joe's	$56.28
(2)	Knotts Landing			CT	Bridgeport-Stamford-Norwalk	3	3	100.0%				-	$76.05
(2)	Main & Bailey			CT	Bridgeport-Stamford-Norwalk	62	62	96.1%				-	$26.17
(2)	New Milford Plaza			CT	Torrington	235	235	100.0%				Walmart, Stop & Shop, Club 24, Dollar Tree	$9.31
(2)	Newfield Green			CT	Bridgeport-Stamford-Norwalk	74	74	95.8%			31	Grade A Market, CVS	$38.15
(2)	Old Greenwich CVS	M	100%	CT	Bridgeport-Stamford-Norwalk	8	8	100.0%				-	$30.17
(2)	Orange Meadows			CT	New Haven-Milford	78	78	100.0%			12	Trader Joe's, TJMaxx, Bob's Discount Furniture, Ulta	$24.13
	Post Road Plaza			CT	Bridgeport-Stamford-Norwalk	20	20	100.0%			11	Trader Joe's	$59.79
(2)	Ridgeway Shopping Center			CT	Bridgeport-Stamford-Norwalk	365	365	91.7%			72	Stop & Shop, LA Fitness, Marshalls, Michael's, Staples, Ashley Furniture, Old Navy, ULTA	$30.17
(2)	Shelton Square			CT	Bridgeport-Stamford-Norwalk	189	189	99.1%			68	Stop & Shop, Homegoods, Hawley Lane, Edge Fitness	$19.12

Supplemental Information 29

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Southbury Green			CT	New Haven-Milford	156	156	87.5%			60	ShopRite, Homegoods	$22.41
(2)	Station Centre @ Old Greenwich			CT	Bridgeport-Stamford-Norwalk	39	39	91.4%			18	Kings Food Markets	$35.73
(2)	Sunny Valley Shops			CT	Torrington	72	72	55.5%				Staples	$15.62
(2)	The Dock-Dockside			CT	Bridgeport-Stamford-Norwalk	278	278	100.0%			60	Stop & Shop, BJ's Whole Sale, Edge Fitness, West Marine, Petco, Dollar Tree, Osaka Hibachi	$19.81
(2)	Veterans Plaza			CT	Torrington	80	80	100.0%			55	Big Y World Class Market, BevMax	$12.23
	Westport Row			CT	Bridgeport-Stamford-Norwalk	95	95	100.0%			22	The Fresh Market, Pottery Barn	$45.10
	Walmart Norwalk			CT	Bridgeport-Stamford-Norwalk	142	142	100.0%			112	WalMart, HomeGoods	$0.56
				CT		3,890	3,777	92.6%	92.6%	0	762		$25.63
	Shops at The Columbia			DC	Washington-Arlington-Alexandri	23	23	100.0%			12	Trader Joe's	$38.34
	Spring Valley Shopping Center	GRI	40%	DC	Washington-Arlington-Alexandri	17	7	100.0%				-	$101.60
				DC		40	30	100.0%	100.0%	0	12		$52.80
	Pike Creek			DE	Philadelphia-Camden-Wilmington	229	229	96.2%			49	Acme Markets, Edge Fitness, Pike Creek Community Hardware	$17.39
	Shoppes of Graylyn	GRI	40%	DE	Philadelphia-Camden-Wilmington	64	26	94.6%				Rite Aid	$25.73
				DE		294	255	96.1%	96.1%	0	49		$18.22
	Alafaya Village			FL	Orlando-Kissimmee-Sanford	39	39	100.0%			58	-	$25.80
	Anastasia Plaza			FL	Jacksonville	102	102	95.0%			49	Publix	$15.39
	Atlantic Village			FL	Jacksonville	110	110	100.0%				LA Fitness, Pet Supplies Plus	$19.09
	Avenida Biscayne (fka Aventura Square)			FL	Miami-Ft Lauderdale-PompanoBch	143	143	83.5%			45	DSW, Jewelry Exchange, Old Navy, The Fresh Market	$52.86
	Aventura Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	97	97	94.9%			49	CVS, Publix	$38.14
	Banco Popular Building			FL	Miami-Ft Lauderdale-PompanoBch	5	5	100.0%				-	$92.31
	Berkshire Commons			FL	Naples-Marco Island	110	110	100.0%			66	Publix, Walgreens	$16.18
	Bird 107 Plaza			FL	Miami-Ft Lauderdale-PompanoBch	40	40	100.0%				Walgreens	$22.51
	Bird Ludlam			FL	Miami-Ft Lauderdale-PompanoBch	192	192	97.6%			44	CVS, Goodwill, Winn-Dixie	$26.34
	Bloomingdale Square			FL	Tampa-St Petersburg-Clearwater	252	252	96.9%			48	Bealls, Dollar Tree, Home Centric, LA Fitness, Publix	$20.57
	Boca Village Square			FL	Miami-Ft Lauderdale-PompanoBch	92	92	100.0%			36	CVS, Publix	$23.14
	Boynton Lakes Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	91.9%			46	Citi Trends, Pet Supermarket, Publix	$16.98
	Boynton Plaza			FL	Miami-Ft Lauderdale-PompanoBch	105	105	100.0%			54	CVS, Publix	$21.54
	Brooklyn Station on Riverside			FL	Jacksonville	50	50	100.0%			20	The Fresh Market	$28.73
	Caligo Crossing			FL	Miami-Ft Lauderdale-PompanoBch	11	11	100.0%		98		(Kohl's)	$47.17
	Carriage Gate			FL	Tallahassee	73	73	100.0%			13	Trader Joe's, TJ Maxx	$25.58
	Cashmere Corners			FL	Port St. Lucie	86	86	100.0%			44	WalMart	$14.82
	Charlotte Square			FL	Punta Gorda	91	91	94.1%			44	WalMart, Buffet City	$11.94
	Chasewood Plaza			FL	Miami-Ft Lauderdale-PompanoBch	152	152	97.1%			54	Publix, Pet Smart	$28.26
	Concord Shopping Plaza			FL	Miami-Ft Lauderdale-PompanoBch	309	309	100.0%			78	Big Lots, Dollar Tree, Home Depot, Winn-Dixie, YouFit Health Club	$14.90
	Coral Reef Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	75	75	98.7%			25	Aldi, Walgreens	$33.13

Supplemental Information 30

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Corkscrew Village			FL	Cape Coral-Fort Myers	82	82	97.8%			51	Publix	$15.55
	Country Walk Plaza			FL	Miami-Ft Lauderdale-PompanoBch	101	101	94.8%			40	Publix, CVS	$22.71
	Countryside Shops			FL	Miami-Ft Lauderdale-PompanoBch	193	193	72.6%			46	Publix, Ross Dress for Less	$25.82
	Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	Target, (Publix)	$3.68
(2)	East San Marco			FL	Jacksonville	59	59	100.0%			39	Publix	$28.33
	Fleming Island			FL	Jacksonville	132	132	97.3%		130	48	Publix, PETCO, Planet Fitness, (Target)	$17.69
	Fountain Square			FL	Miami-Ft Lauderdale-PompanoBch	177	177	100.0%		140	46	Publix, Ross Dress for Less, TJ Maxx, Ulta, (Target)	$29.26
	Gardens Square			FL	Miami-Ft Lauderdale-PompanoBch	90	90	100.0%			42	Publix	$19.66
	Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	97.0%				Best Buy, Barnes & Noble	$20.50
	Shoppes of Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.5%			54	Publix	$17.93
	Greenwood Shopping Centre			FL	Miami-Ft Lauderdale-PompanoBch	133	133	96.8%			50	Publix, Bealls	$17.36
	Hammocks Town Center			FL	Miami-Ft Lauderdale-PompanoBch	187	187	92.2%		86	40	CVS, Goodwill, Publix, Metro-Dade Public Library, YouFit Health Club, (Kendall Ice Arena)	$18.87
	Hibernia Pavilion			FL	Jacksonville	51	51	100.0%			39	Publix	$16.52
	John's Creek Center	C	20%	FL	Jacksonville	82	16	100.0%			45	Publix	$16.67
	Julington Village	C	20%	FL	Jacksonville	82	16	100.0%			51	Publix, (CVS)	$17.65
	Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	116	116	100.0%				LA Fitness, Walgreens	$26.68
	Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	356	356	94.8%			25	The Fresh Market, Academy Sports, Hobby Lobby, LA Fitness, Ross Dress for Less, Office Depot	$18.15
	Mandarin Landing			FL	Jacksonville	129	129	98.3%			50	Whole Foods, Aveda Institute, Baptist Health, Cooper's Hawk	$23.52
	Millhopper Shopping Center			FL	Gainesville	80	80	100.0%			46	Publix	$19.82
	Naples Walk			FL	Naples-Marco Island	125	125	96.6%			51	Publix	$19.57
	Newberry Square			FL	Gainesville	181	181	89.7%			40	Publix, Floor & Décor, Dollar Tree	$9.63
	Nocatee Town Center			FL	Jacksonville	114	114	100.0%			54	Publix	$23.56
	Northgate Square			FL	Tampa-St Petersburg-Clearwater	75	75	100.0%			48	Publix	$16.74
	Oakleaf Commons			FL	Jacksonville	77	77	100.0%			46	Publix	$16.93
	Ocala Corners			FL	Tallahassee	93	93	93.0%			61	Publix	$14.51
	Old St Augustine Plaza			FL	Jacksonville	248	248	100.0%			52	Publix, Burlington Coat Factory, Hobby Lobby, LA Fitness, Ross Dress for Less	$11.52
	Pablo Plaza			FL	Jacksonville	161	161	100.0%			34	Whole Foods, Office Depot, Marshalls, HomeGoods, PetSmart	$18.80
	Pavillion			FL	Naples-Marco Island	168	168	100.0%				LA Fitness, Paragon Theaters, J. Lee Salon Suites	$24.44
	Pine Island			FL	Miami-Ft Lauderdale-PompanoBch	255	255	99.5%			40	Publix, Burlington Coat Factory, Beall's Outlet, YouFit Health Club, Floor and Décor	$15.39
	Pine Ridge Square			FL	Miami-Ft Lauderdale-PompanoBch	118	118	72.7%			17	The Fresh Market, Marshalls, Ulta	$20.51
	Pine Tree Plaza			FL	Jacksonville	63	63	96.9%			38	Publix	$14.97
	Pinecrest Place			FL	Miami-Ft Lauderdale-PompanoBch	70	70	96.3%		173	47	Whole Foods, (Target)	$42.97
	Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	98.0%			51	Publix, Eddie V's	$34.21

Supplemental Information 31

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Point Royale Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	202	202	100.0%			45	Winn-Dixie, Burlington Coat Factory, Pasteur Medical Center, Planet Fitness, Rana Furniture	$17.02
Prosperity Centre			FL	Miami-Ft Lauderdale-PompanoBch	124	124	69.6%				Office Depot, TJ Maxx, CVS	$26.61
Regency Square			FL	Tampa-St Petersburg-Clearwater	352	352	98.4%		66		AMC Theater, Dollar Tree, Five Below, Marshalls, Michael's, PETCO, Shoe Carnival, Staples, TJ Maxx, Ulta, Old Navy, (Best Buy), (Macdill)	$20.68
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	93.3%			40	Publix, Beall's, Harbor Freight Tools	$12.84
Sawgrass Promenade			FL	Miami-Ft Lauderdale-PompanoBch	107	107	89.9%			36	Publix, Walgreens, Dollar Tree	$15.40
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	100.0%			54	Publix	$24.27
Sheridan Plaza			FL	Miami-Ft Lauderdale-PompanoBch	507	507	95.3%			66	Publix, Kohl's, LA Fitness, Ross Dress for Less, Pet Supplies Plus, Wellmax, Burlington, Marshalls	$20.47
Shoppes @ 104			FL	Miami-Ft Lauderdale-PompanoBch	112	112	95.0%			46	Fresco y Mas, CVS	$20.73
Shoppes at Bartram Park	O	50%	FL	Jacksonville	135	67	100.0%		97	45	Publix, (Kohl's), (Tutor Time)	$22.67
Shoppes at Lago Mar			FL	Miami-Ft Lauderdale-PompanoBch	83	83	91.0%			42	Publix, YouFit Health Club	$16.11
Shoppes at Sunlake Centre			FL	Tampa-St Petersburg-Clearwater	117	117	100.0%			46	Publix	$25.32
Shoppes of Jonathan's Landing			FL	Miami-Ft Lauderdale-PompanoBch	27	27	94.2%		54	54	(Publix)	$31.19
Shoppes of Oakbrook			FL	Miami-Ft Lauderdale-PompanoBch	200	200	53.8%			44	Publix, Duffy's Sports Bar, CVS	$22.37
Shoppes of Pebblebrook Plaza	O	50%	FL	Naples-Marco Island	80	40	97.0%			61	Publix, (Walgreens)	$16.70
Shoppes of Silver Lakes			FL	Miami-Ft Lauderdale-PompanoBch	127	127	97.1%			48	Publix, Goodwill	$21.03
Shoppes of Sunset			FL	Miami-Ft Lauderdale-PompanoBch	22	22	71.2%				-	$26.90
Shoppes of Sunset II			FL	Miami-Ft Lauderdale-PompanoBch	28	28	89.9%				-	$24.32
Shops at John's Creek			FL	Jacksonville	15	15	100.0%				-	$27.73
Shops at Skylake			FL	Miami-Ft Lauderdale-PompanoBch	287	287	98.0%			51	Publix, LA Fitness, TJ Maxx, Goodwill, Pasteur Medical	$25.49
South Beach Regional			FL	Jacksonville	303	303	86.7%			13	Trader Joe's, Home Depot, Ross Dress for Less, Staples, Nordstrom Rack	$17.95
South Point			FL	Sebastian-Vero Beach	65	65	100.0%			45	Publix	$16.66
Starke			FL	Jacksonville	13	13	100.0%				CVS	$27.05
Suncoast Crossing			FL	Tampa-St Petersburg-Clearwater	118	118	98.8%		143		Kohl's, (Target)	$7.34
Tamarac Town Square			FL	Miami-Ft Lauderdale-PompanoBch	125	125	84.8%			38	Publix, Dollar Tree, Retro Fitness	$13.28
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%				-	$26.33
The Village at Hunter's Lake			FL	Tampa-St Petersburg-Clearwater	72	72	100.0%			29	Sprouts	$28.47
Town and Country			FL	Orlando-Kissimmee-Sanford	78	78	100.0%				Ross Dress for Less	$11.75
Town Square			FL	Tampa-St Petersburg-Clearwater	44	44	100.0%				PETCO, Barnes & Noble	$35.55
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	100.0%			59	Publix, TJ Maxx	$19.28
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	115	115	91.2%			31	YouFit Health Club, Ross Dress for Less	$15.99
University Commons			FL	Miami-Ft Lauderdale-PompanoBch	180	180	100.0%			51	Whole Foods, Nordstrom Rack, Barnes & Noble, Bed Bath & Beyond	$35.02
Village Center			FL	Tampa-St Petersburg-Clearwater	186	186	100.0%			50	Publix, PGA Tour Superstore, Walgreens	$22.80
Waterstone Plaza			FL	Miami-Ft Lauderdale-PompanoBch	61	61	100.0%			46	Publix	$18.36
Welleby Plaza			FL	Miami-Ft Lauderdale-PompanoBch	110	110	98.9%			47	Publix, Dollar Tree	$15.28
Wellington Town Square			FL	Miami-Ft Lauderdale-PompanoBch	108	108	97.4%			45	Publix, CVS	$25.62

Supplemental Information 32

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
West Bird Plaza			FL	Miami-Ft Lauderdale-PompanoBch	99	99	97.9%			38	Publix	$26.51
West Lake Shopping Center			FL	Miami-Ft Lauderdale-PompanoBch	101	101	100.0%			46	Fresco y Mas, CVS	$23.33
Westchase			FL	Tampa-St Petersburg-Clearwater	79	79	100.0%			51	Publix	$17.97
Westport Plaza			FL	Miami-Ft Lauderdale-PompanoBch	47	47	100.0%			28	Publix	$22.93
Willa Springs			FL	Orlando-Kissimmee-Sanford	90	90	100.0%			44	Publix	$24.76
			FL		11,437	10,992	95.2%	95.2%	1,049	3,467		$20.83
Ashford Place			GA	Atlanta-SandySprings-Alpharett	53	53	89.3%				Harbor Freight Tools	$26.57
Briarcliff La Vista			GA	Atlanta-SandySprings-Alpharett	43	43	100.0%				Michael's	$22.64
Briarcliff Village			GA	Atlanta-SandySprings-Alpharett	189	189	100.0%			43	Burlington, Party City, Publix, Shoe Carnival, TJ Maxx	$17.51
Bridgemill Market			GA	Atlanta-SandySprings-Alpharett	89	89	96.3%			38	Publix	$19.02
Brighten Park			GA	Atlanta-SandySprings-Alpharett	137	137	97.1%			25	Lidl, Big Blue Swim School, Kohl's	$28.81
Buckhead Court			GA	Atlanta-SandySprings-Alpharett	49	49	93.8%				-	$32.18
Buckhead Landing			GA	Atlanta-SandySprings-Alpharett	152	152	81.7%			56	Binders Art Supplies & Frames, Publix	$32.88
Buckhead Station			GA	Atlanta-SandySprings-Alpharett	234	234	82.9%				Cost Plus World Market, DSW Warehouse, Nordstrom Rack, Old Navy, Saks Off 5th, TJ Maxx, Ulta	$26.80
Cambridge Square			GA	Atlanta-SandySprings-Alpharett	70	70	97.2%			41	Publix	$24.98
Chastain Square			GA	Atlanta-SandySprings-Alpharett	92	92	100.0%			37	Publix	$24.11
Cornerstone Square			GA	Atlanta-SandySprings-Alpharett	80	80	100.0%			18	Aldi, Barking Hound Village, CVS, HealthMarkets Insurance	$19.24
Sope Creek Crossing			GA	Atlanta-SandySprings-Alpharett	99	99	95.5%			45	Publix	$17.06
Dunwoody Hall			GA	Atlanta-SandySprings-Alpharett	86	86	100.0%			44	Publix	$21.71
Dunwoody Village			GA	Atlanta-SandySprings-Alpharett	121	121	89.4%			18	The Fresh Market, Walgreens, Dunwoody Prep	$22.27
Howell Mill Village			GA	Atlanta-SandySprings-Alpharett	92	92	97.6%			31	Publix	$25.42
Paces Ferry Plaza			GA	Atlanta-SandySprings-Alpharett	82	82	97.0%			30	Whole Foods	$42.09
Powers Ferry Square			GA	Atlanta-SandySprings-Alpharett	97	97	100.0%				HomeGoods, PETCO	$36.45
Powers Ferry Village			GA	Atlanta-SandySprings-Alpharett	69	69	98.3%			48	Publix, Barrel Town	$10.25
Russell Ridge			GA	Atlanta-SandySprings-Alpharett	108	108	91.4%			63	Kroger	$12.98
Sandy Springs			GA	Atlanta-SandySprings-Alpharett	113	113	100.0%			12	Trader Joe's, Fox's, Peter Glenn Ski & Sports	$27.21
The Shops at Hampton Oaks			GA	Atlanta-SandySprings-Alpharett	21	21	89.8%				(CVS)	$12.30
Williamsburg at Dunwoody			GA	Atlanta-SandySprings-Alpharett	45	45	95.6%				-	$25.72
			GA		2,121	2,121	94.2%	94.2%	0	551		$24.34
Civic Center Plaza	GRI	40%	IL	Chicago-Naperville-Elgin	265	106	96.6%			87	Super H Mart, Home Depot, O'Reilly Automotive, King Spa	$10.78
Clybourn Commons			IL	Chicago-Naperville-Elgin	32	32	100.0%				PETCO	$37.82
Glen Oak Plaza			IL	Chicago-Naperville-Elgin	63	63	96.2%			12	Trader Joe's, Walgreens, Northshore University Healthsystems	$27.83
Hinsdale Lake Commons			IL	Chicago-Naperville-Elgin	185	185	94.3%			57	Whole Foods, Goodwill, Charter Fitness, Petco	$16.68
Mellody Farm			IL	Chicago-Naperville-Elgin	259	259	97.1%			45	Whole Foods, Nordstrom Rack, REI, HomeGoods, Barnes & Noble, West Elm	$31.25

Supplemental Information 33

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	Naperville Plaza	C	20%	IL	Chicago-Naperville-Elgin	115	23	100.0%			39	Casey's Foods, Trader Joe's, Oswald's Pharmacy	$26.91
(2)	Old Town Square	C	20%	IL	Chicago-Naperville-Elgin	87	17	97.5%			67	Jewel-Osco	$27.10
	Riverside Sq & River's Edge	GRI	40%	IL	Chicago-Naperville-Elgin	169	68	100.0%			74	Mariano's Fresh Market, Dollar Tree, Party City, Blink Fitness	$18.66
	Roscoe Square	GRI	40%	IL	Chicago-Naperville-Elgin	140	56	100.0%			51	Mariano's Fresh Market, Walgreens, Altitude Trampoline Park	$24.78
	Westchester Commons			IL	Chicago-Naperville-Elgin	143	143	93.1%			80	Mariano's Fresh Market, Goodwill	$18.28
	Willow Festival			IL	Chicago-Naperville-Elgin	404	404	91.7%			60	Whole Foods, Lowe's, CVS, HomeGoods, REI, Ulta	$19.23
				IL		1,862	1,355	95.0%	95.0%	0	572		$21.78
	Shops on Main	M	94%	IN	Chicago-Naperville-Elgin	279	279	100.0%			40	Whole Foods, Dick's Sporting Goods, Ross Dress for Less, HomeGoods, DSW, Nordstrom Rack, Marshalls	$16.54
	Willow Lake Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	86	34	88.6%		64	64	Indiana Bureau of Motor Vehicles, Snipes USA, (Kroger)	$17.44
	Willow Lake West Shopping Center	GRI	40%	IN	Indianapolis-Carmel-Anderson	53	21	100.0%			12	Trader Joe's	$28.23
				IN		418	335	98.8%	98.8%	64	116		$17.37
	Fellsway Plaza	M	75%	MA	Boston-Cambridge-Newton	158	158	100.0%			61	Stop & Shop, Planet Fitness, BioLife Plasma Services	$27.34
	Shaw's at Plymouth			MA	Boston-Cambridge-Newton	60	60	100.0%			60	Shaw's	$19.34
	Shops at Saugus			MA	Boston-Cambridge-Newton	87	87	100.0%			11	Trader Joe's, La-Z-Boy, PetSmart	$31.64
	Star's at Cambridge			MA	Boston-Cambridge-Newton	66	66	100.0%			66	Star Market	$41.18
	Star's at Quincy			MA	Boston-Cambridge-Newton	101	101	100.0%			101	Star Market	$23.63
	Star's at West Roxbury			MA	Boston-Cambridge-Newton	76	76	100.0%			55	Shaw's	$27.61
	The Abbot			MA	Boston-Cambridge-Newton	64	64	77.1%				Center for Effective Alturism	$94.03
(2)	The Longmeadow Shops			MA	Springfield, MA	99	99	100.0%				CVS	$32.16
	Twin City Plaza			MA	Boston-Cambridge-Newton	285	285	100.0%			63	Shaw's, Marshall's, Extra Space Storage, Walgreens, K&G Fashion, Dollar Tree, Everfitness, Formlabs	$22.43
				MA		996	996	98.5%	98.5%	0	416		$30.24
	Burnt Mills	C	20%	MD	Washington-Arlington-Alexandri	31	6	92.3%			9	Trader Joe's	$38.58
	Cloppers Mill Village	GRI	40%	MD	Washington-Arlington-Alexandri	137	55	94.7%			70	Shoppers Food Warehouse, Dollar Tree	$19.48
	Festival at Woodholme	GRI	40%	MD	Baltimore-Columbia-Towson	81	32	95.1%			10	Trader Joe's	$40.40
	Firstfield Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	22	9	100.0%				-	$44.25
	Parkville Shopping Center	GRI	40%	MD	Baltimore-Columbia-Towson	165	66	96.6%			41	Giant, Parkville Lanes, Dollar Tree, Petco, The Cellar Parkville	$17.61
	Southside Marketplace	GRI	40%	MD	Baltimore-Columbia-Towson	125	50	93.5%			44	Giant	$24.51
	Takoma Park	GRI	40%	MD	Washington-Arlington-Alexandri	107	43	97.4%			64	Planet Fitness	$15.05
	Village at Lee Airpark			MD	Baltimore-Columbia-Towson	118	118	97.8%		75	63	Giant, (Sunrise)	$31.38
	Watkins Park Plaza	GRI	40%	MD	Washington-Arlington-Alexandri	111	45	98.5%				LA Fitness, CVS	$29.47
	Westbard Square			MD	Washington-Arlington-Alexandri	126	126	82.5%			55	Giant, Bowlmor AMF	$36.56
	Woodmoor Shopping Center	GRI	40%	MD	Washington-Arlington-Alexandri	68	27	96.3%				CVS	$37.93
				MD		1,098	583	91.8%	91.8%	75	357		$28.68

Supplemental Information 34

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Fenton Marketplace			MI	Flint	97	97	74.0%				Family Farm & Home	$9.14
			MI		97	97	74.0%		0	0		$9.14
Apple Valley Square			MN	Minneapol-St. Paul-Bloomington	179	179	100.0%		87		Jo-Ann Fabrics, PETCO, Savers, Experience Fitness, (Burlington Coat Factory), (Aldi)	$17.01
Cedar Commons			MN	Minneapol-St. Paul-Bloomington	66	66	100.0%			50	Whole Foods	$28.59
Colonial Square	GRI	40%	MN	Minneapol-St. Paul-Bloomington	93	37	97.9%			44	Lund's	$27.54
Rockford Road Plaza	GRI	40%	MN	Minneapol-St. Paul-Bloomington	204	82	99.4%				Kohl's, PetSmart, HomeGoods, TJ Maxx, ULTA	$14.27
Rockridge Center	C	20%	MN	Minneapol-St. Paul-Bloomington	125	25	98.2%			89	CUB Foods	$14.71
			MN		668	390	99.6%	99.6%	87	183		$19.26
Brentwood Plaza			MO	St. Louis	60	60	92.6%			52	Schnucks	$10.38
Bridgeton			MO	St. Louis	71	71	100.0%		130	63	Schnucks, (Home Depot)	$12.87
Dardenne Crossing			MO	St. Louis	67	67	100.0%			63	Schnucks	$11.72
Kirkwood Commons			MO	St. Louis	210	210	100.0%		258	136	Walmart, TJ Maxx, HomeGoods, Famous Footwear, (Target), (Lowe's)	$10.39
			MO		408	408	98.9%	98.9%	388	314		$11.05
Blakeney Town Center			NC	Charlotte-Concord-Gastonia	384	384	99.7%		124		Harris Teeter, Marshalls, Best Buy, Petsmart, Off Broadway Shoes, Old Navy, (Target)	$27.08
Carmel Commons			NC	Charlotte-Concord-Gastonia	141	141	89.4%			14	Chuck E. Cheese, The Fresh Market, Party City	$25.09
Cochran Commons	C	20%	NC	Charlotte-Concord-Gastonia	66	13	100.0%		15	42	Harris Teeter, (Walgreens)	$17.91
Market at Colonnade Center			NC	Raleigh-Cary	58	58	100.0%			40	Whole Foods	$28.83
Glenwood Village			NC	Raleigh-Cary	43	43	100.0%			28	Harris Teeter	$18.71
Holly Park			NC	Raleigh-Cary	158	158	99.0%			12	DSW Warehouse, Trader Joe's, Ross Dress For Less, Staples, US Fitness Products, Jerry's Artarama, Pet Supplies Plus, Ulta	$20.54
Lake Pine Plaza			NC	Raleigh-Cary	88	88	100.0%			58	Harris Teeter	$14.55
Midtown East	O	50%	NC	Raleigh-Cary	159	79	100.0%			120	Wegmans	$24.51
Ridgewood Shopping Center	C	20%	NC	Raleigh-Cary	94	19	89.9%			30	Whole Foods, Walgreens	$28.41
Shops at Erwin Mill	M	55%	NC	Durham-Chapel Hill	91	91	100.0%			53	Harris Teeter	$20.47
Shoppes of Kildaire	GRI	40%	NC	Raleigh-Cary	145	58	100.0%			46	Trader Joe's, Aldi, Staples, Barnes & Noble	$21.28
Southpoint Crossing			NC	Durham-Chapel Hill	103	103	100.0%			59	Harris Teeter	$17.42
Sutton Square	C	20%	NC	Raleigh-Cary	101	20	93.8%			24	The Fresh Market	$21.21
Village District	C	30%	NC	Raleigh-Cary	599	180	98.3%			87	Harris Teeter, The Fresh Market, The Oberlin, Wake Public Library, Walgreens, Talbots, Great Outdoor Provision Co., York Properties,The Cheshire Cat Gallery, Crunch Fitness Select Club, Bailey's Fine Jewelry, Sephora, Barnes & Noble, Goodnight's Comedy Club, Ballard Designs	$25.47

Supplemental Information 35

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Village Plaza	C	20%	NC	Durham-Chapel Hill	73	15	100.0%			42	Whole Foods	$25.22
	Willow Oaks			NC	Charlotte-Concord-Gastonia	65	65	97.9%			49	Publix	$17.89
	Woodcroft Shopping Center			NC	Durham-Chapel Hill	90	90	95.4%			41	Food Lion, ACE Hardware	$14.52
				NC		2,459	1,605	98.2%	98.2%	139	744		$22.67
(2)	Bloomfield Crossing			NJ	New York-Newark-Jersey City	59	59	100.0%			34	Superfresh	$15.17
(2)	Boonton ACME Shopping Center			NJ	New York-Newark-Jersey City	63	63	97.1%			49	Acme Markets	$24.19
(2)	Cedar Hill Shopping Center			NJ	New York-Newark-Jersey City	43	43	100.0%				Walgreens	$30.72
(2)	Chestnut Ridge Shopping Center	O	50%	NJ	New York-Newark-Jersey City	76	38	94.2%			19	Fresh Market, Drop Fitness	$30.43
	Chimney Rock			NJ	New York-Newark-Jersey City	218	218	91.9%			50	Whole Foods, Nordstrom Rack, Saks Off 5th, The Container Store, Ulta	$39.18
	District at Metuchen	C	20%	NJ	New York-Newark-Jersey City	67	13	100.0%			44	Whole Foods	$32.89
(2)	Emerson Plaza			NJ	New York-Newark-Jersey City	93	93	84.9%			53	Shoprite, K-9 Resorts Luxury Pet Hotel	$14.14
(2)	Ferry Street Plaza			NJ	New York-Newark-Jersey City	108	108	100.0%			63	Seabra Foods, Flaming Grill	$21.49
(2)	Glenwood Green	M	70%	NJ	Philadelphia-Camden-Wilmington	353	353	92.4%			80	ShopRite, Target, Rendina	$15.25
(2)	H Mart Plaza			NJ	New York-Newark-Jersey City	7	7	100.0%				-	$46.32
	Haddon Commons	GRI	40%	NJ	Philadelphia-Camden-Wilmington	54	22	100.0%			34	Acme Markets	$15.24
(2)	Meadtown Shopping Center			NJ	New York-Newark-Jersey City	77	77	100.0%				Marshalls, Petco, Walgreens	$25.09
(2)	Midland Park Shopping Center			NJ	New York-Newark-Jersey City	129	129	81.5%			30	Kings Food Markets, Crunch Fitness	$25.21
	Plaza Square	GRI	40%	NJ	New York-Newark-Jersey City	104	42	62.0%			43	Grocer	$19.91
(2)	Pompton Lakes Towne Square			NJ	New York-Newark-Jersey City	66	66	92.8%				Planet Fitness	$25.82
(2)	Rite Aid Plaza-Waldwick Plaza			NJ	New York-Newark-Jersey City	20	20	100.0%				Rite Aid	$30.42
(2)	South Pass Village			NJ	New York-Newark-Jersey City	109	109	97.0%			45	Acme Markets	$30.18
(2)	Valley Ridge Shopping Center			NJ	New York-Newark-Jersey City	103	103	93.4%			39	Whole Foods	$28.44
(2)	Van Houten Plaza			NJ	New York-Newark-Jersey City	37	37	91.4%				Dollar Tree	$11.70
(2)	Waldwick Plaza			NJ	New York-Newark-Jersey City	27	27	90.3%				-	$28.06
(2)	Washington Commons	M	100%	NJ	New York-Newark-Jersey City	74	74	99.1%			44	Stop & Shop	$25.95
				NJ		1,886	1,700	92.7%	89.9%	627	0		$24.31
	101 7th Avenue			NY	New York-Newark-Jersey City	57	57	0.0%				-	$0.00
(2)	111 Kraft Avenue			NY	New York-Newark-Jersey City	9	9	100.0%				-	$47.40
	1175 Third Avenue			NY	New York-Newark-Jersey City	25	25	35.9%				-	$185.00
	1225-1239 Second Ave			NY	New York-Newark-Jersey City	18	18	100.0%				CVS	$137.95
(2)	260-270 Sawmill Road			NY	New York-Newark-Jersey City	3	3	100.0%				-	$1.69
(2)	27 Purchase Street			NY	New York-Newark-Jersey City	10	10	82.6%				-	$40.30
(2)	410 South Broadway			NY	New York-Newark-Jersey City	7	7	100.0%				-	$1.21
(2)	48 Purchase Street			NY	New York-Newark-Jersey City	6	6	100.0%				-	$78.05
	90 - 30 Metropolitan Avenue			NY	New York-Newark-Jersey City	60	60	100.0%			11	Michaels, Staples, Trader Joe's	$36.15
(2)	Arcadian Shopping Center			NY	New York-Newark-Jersey City	166	166	97.9%			65	Stop & Shop, Westchester Community College, The 19th Hole	$23.90
(2)	Biltmore Shopping Center			NY	New York-Newark-Jersey City	17	17	100.0%				-	$38.93

Supplemental Information 36

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Broadway Plaza			NY	New York-Newark-Jersey City	147	147	88.5%			18	Aldi, Best Buy, Bob's Discount Furniture, TJ Maxx, Blink Fitness	$40.28
(2)	Carmel ShopRite Plaza			NY	New York-Newark-Jersey City	145	145	95.1%			65	Shoprite, Carmel Cinema, Gold's Gyn, Rite Aid	$14.06
(2)	Chilmark Shopping Center			NY	New York-Newark-Jersey City	47	47	100.0%				CVS	$34.28
	Clocktower Plaza Shopping Ctr			NY	New York-Newark-Jersey City	79	79	90.4%			63	Stop & Shop	$50.88
(2)	DeCicco's Plaza			NY	New York-Newark-Jersey City	70	70	91.8%			30	Decicco & Sons	$35.70
	East Meadow			NY	New York-Newark-Jersey City	141	141	93.3%			93	Marshalls, Stew Leonard's, Net Cost Market	$16.10
(2)	East Meadow Plaza			NY	New York-Newark-Jersey City	195	195	60.6%			31	Lidl, Dollar Deal	$25.61
(2)	Eastchester Plaza			NY	New York-Newark-Jersey City	24	24	100.0%				CVS	$36.54
	Eastport			NY	New York-Newark-Jersey City	48	48	97.3%				King Kullen, Rite Aid	$13.57
(2)	Gateway Plaza	O	50%	NY	New York-Newark-Jersey City	198	99	100.0%				Walmart, Bob's Discount Furniture	$9.46
(2)	Harrison Shopping Square			NY	New York-Newark-Jersey City	26	26	100.0%			12	The Harrison Market	$33.40
(2)	Heritage 202 Center			NY	New York-Newark-Jersey City	19	19	100.0%				-	$33.99
	Hewlett Crossing I & II			NY	New York-Newark-Jersey City	52	52	100.0%				-	$39.41
	Lake Grove Commons	GRI	40%	NY	New York-Newark-Jersey City	141	57	100.0%			48	Whole Foods, LA Fitness	$37.08
(2)	Lakeview Shopping Center			NY	New York-Newark-Jersey City	165	165	92.6%			45	Acme, Planet Fitness, Montclare Children's School, Rite Aid	$18.20
(2)	Marine's Taste of Italy			NY	Torrington	3	3	100.0%				-	$28.73
(2)	McLean Plaza	M	100%	NY	New York-Newark-Jersey City	58	58	86.9%			35	Acme Markets	$19.23
(2)	Midway Shopping Center	O	12%	NY	New York-Newark-Jersey City	244	29	99.2%			74	Shoprite, JoAnn, Amazing Savings, Daiso, CVS, Planet Fitness, Denny's Kids	$28.95
(2)	New City PCSB Bank Pad			NY	New York-Newark-Jersey City	3	3	100.0%				-	$53.28
(2)	Orangetown Shopping Center	M	100%	NY	New York-Newark-Jersey City	74	74	95.4%				CVS	$22.01
(2)	Pelham Manor Plaza			NY	New York-Newark-Jersey City	25	25	87.7%			10	Manor Market	$35.28
(2)	Purchase Street Shops			NY	New York-Newark-Jersey City	6	6	100.0%				-	$33.82
(2)	Putnam Plaza	O	67%	NY	New York-Newark-Jersey City	189	126	92.9%			61	Tops, NY Sports Club, Dollar World, Rite Aid	$16.16
(2)	Riverhead Plaza	O	50%	NY	New York-Newark-Jersey City	13	6	100.0%				-	$34.20
	Rivertowns Square			NY	New York-Newark-Jersey City	116	116	92.6%			18	Ulta, The Learning Experience, Mom's Organic Market, Look Cinemas	$27.63
(2)	Somers Commons			NY	New York-Newark-Jersey City	135	135	89.3%				Level Fitness, Tractor Supply, Goodwill	$17.01
(2)	Staples Plaza-Yorktown Heights			NY	New York-Newark-Jersey City	125	125	100.0%				Level Fitness, Staples, Party City, Extra Space Storage	$12.09
(2)	Tanglewood Shopping Center			NY	New York-Newark-Jersey City	27	27	100.0%				-	$40.47
	The Gallery at Westbury Plaza			NY	New York-Newark-Jersey City	312	312	100.0%			13	Trader Joe's, Nordstrom Rack, Saks Fifth Avenue, Bloomingdale's, The Container Store, HomeGoods, Old Navy, Gap Outlet, Bassett Home Furnishings, Famous Footwear	$53.17
	The Point at Garden City Park			NY	New York-Newark-Jersey City	105	105	100.0%			52	King Kullen, Ace Hardware	$30.73

Supplemental Information 37

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
(2)	The Shops at SunVet (fka SunVet)	M	100%	NY	New York-Newark-Jersey City	173	173	33.7%			40	Whole Foods	$38.55
(2)	Towne Centre at Somers			NY	New York-Newark-Jersey City	84	84	100.0%				CVS	$31.08
	Valley Stream			NY	New York-Newark-Jersey City	99	99	95.0%				King Kullen	$28.68
(2)	Village Commons			NY	New York-Newark-Jersey City	28	28	88.6%				-	$38.95
	Wading River			NY	New York-Newark-Jersey City	99	99	89.8%				King Kullen, CVS, Ace Hardware	$24.18
	Westbury Plaza			NY	New York-Newark-Jersey City	390	390	100.0%			110	WalMart, Costco, Marshalls, Total Wine and More, Olive Garden	$27.26
				NY		4,184	3,716	89.4%	92.1%	892	0		$17.42
	Cherry Grove			OH	Cincinnati	203	203	99.0%			66	Kroger, Shoe Carnival, TJ Maxx, Tuesday Morning	$13.05
	East Pointe			OH	Columbus	111	111	100.0%			76	Kroger	$11.53
	Hyde Park			OH	Cincinnati	397	397	98.8%			100	Kroger, Kohl's, Walgreens, Jo-Ann Fabrics, Ace Hardware, Staples, Marshalls, Five Below	$17.40
	Kroger New Albany Center			OH	Columbus	93	93	100.0%			65	Kroger	$13.90
	Northgate Plaza (Maxtown Road)			OH	Columbus	117	117	100.0%		90	91	Kroger, (Home Depot)	$12.33
	Red Bank Village			OH	Cincinnati	176	176	100.0%			152	WalMart	$7.89
	Regency Commons			OH	Cincinnati	34	34	78.8%				-	$27.76
	West Chester Plaza			OH	Cincinnati	88	88	100.0%			67	Kroger	$10.56
				OH		1,221	1,221	98.8%	98.8%	90	616		$13.69
	Corvallis Market Center			OR	Corvallis	85	85	100.0%			12	Michaels, TJ Maxx, Trader Joe's	$22.68
	Greenway Town Center	GRI	40%	OR	Portland-Vancouver-Hillsboro	93	37	100.0%			38	Dollar Tree, Rite Aid, Whole Foods	$16.79
	Murrayhill Marketplace			OR	Portland-Vancouver-Hillsboro	150	150	85.9%			41	Safeway, Planet Fitness	$20.98
	Northgate Marketplace			OR	Medford	81	81	93.2%			13	Trader Joe's, REI, PETCO	$24.56
	Northgate Marketplace Ph II			OR	Medford	177	177	96.4%				Dick's Sporting Goods, Homegoods, Marshalls	$18.05
	Sherwood Crossroads			OR	Portland-Vancouver-Hillsboro	88	88	98.6%			55	Safeway	$12.69
	Tanasbourne Market			OR	Portland-Vancouver-Hillsboro	71	71	100.0%			57	Whole Foods	$33.03
	Walker Center			OR	Portland-Vancouver-Hillsboro	89	89	96.8%				REI	$28.59
				OR		834	778	95.2%	95.2%	0	215		$21.71
	Allen Street Shopping Ctr	GRI	40%	PA	Allentown-Bethlehem-Easton	46	18	100.0%			22	Grocery Outlet Bargain Market	$19.07
(2)	Baederwood Shopping Center	M	80%	PA	Philadelphia-Camden-Wilmington	117	117	100.0%			40	Whole Foods, Planet Fitness	$28.11
	City Avenue Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	162	65	89.4%				Ross Dress for Less, TJ Maxx, Dollar Tree	$21.77
	Gateway Shopping Center			PA	Philadelphia-Camden-Wilmington	224	224	99.0%			11	Trader Joe's, Staples, TJ Maxx, Jo-Ann Fabrics	$35.87
	Hershey			PA	Harrisburg-Carlisle	6	6	100.0%				-	$30.00
	Lower Nazareth Commons			PA	Allentown-Bethlehem-Easton	96	96	100.0%		244	111	Burlington Coat Factory, PETCO, (Wegmans), (Target)	$27.85
	Mercer Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	91	37	100.0%			51	Weis Markets	$23.28
	Newtown Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	142	57	97.2%			56	Acme Markets, Michael's	$19.49
	Stefko Boulevard Shopping Center	GRI	40%	PA	Allentown-Bethlehem-Easton	134	54	97.9%			73	Valley Farm Market, Dollar Tree, Muscle Inc. Gym	$10.69

Supplemental Information 38

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Warwick Square Shopping Center	GRI	40%	PA	Philadelphia-Camden-Wilmington	93	37	96.7%			25	Grocery Outlet Bargain Market, Planet Fitness	$17.49
				PA		1,112	710	98.2%	98.2%	244	390		$27.00
	Indigo Square			SC	Charleston-North Charleston	51	51	100.0%			22	Greenwise (Vac 8/29/20)	$30.99
	Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%			38	Publix	$18.63
				SC		131	83	100.0%	100.0%	0	59		$26.24
	Harpeth Village Fieldstone			TN	Nashvil-Davdsn-Murfree-Frankln	70	70	100.0%			55	Publix	$17.31
	Northlake Village			TN	Nashvil-Davdsn-Murfree-Frankln	135	135	98.9%			75	Kroger	$15.83
	Peartree Village			TN	Nashvil-Davdsn-Murfree-Frankln	110	110	100.0%			84	Kroger, PETCO	$20.43
				TN		314	314	99.5%	99.5%	0	214		$17.75
	Alden Bridge			TX	Houston-Woodlands-Sugar Land	139	139	98.4%			68	Kroger, Walgreens	$21.64
(2)	Baybrook East	O	50%	TX	Houston-Woodlands-Sugar Land	156	78	93.9%			106	H.E.B	$13.16
	Bethany Park Place			TX	Dallas-Fort Worth-Arlington	99	99	100.0%			83	Kroger	$12.23
	CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%			40	Whole Foods	$30.41
	CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%				CVS	$28.58
	Cochran's Crossing			TX	Houston-Woodlands-Sugar Land	138	138	100.0%			63	Kroger	$20.77
	Hancock			TX	Austin-Round Rock-Georgetown	263	263	98.1%			90	24 Hour Fitness, Firestone Complete Auto Care, H.E.B, PETCO, Twin Liquors	$20.04
	Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%				-	$51.23
	Indian Springs Center			TX	Houston-Woodlands-Sugar Land	137	137	98.9%			79	H.E.B.	$25.71
	Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	97.4%			64	Tom Thumb	$17.43
	Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	100.0%		63	63	(WalMart)	$30.26
	Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	97.4%			64	Tom Thumb	$22.34
	Market at Round Rock			TX	Austin-Round Rock-Georgetown	123	123	86.5%			30	Sprout's Markets, Office Depot	$21.19
	Market at Springwoods Village	M	53%	TX	Houston-Woodlands-Sugar Land	167	167	98.9%			100	Kroger	$18.14
	Mockingbird Commons			TX	Dallas-Fort Worth-Arlington	120	120	95.9%			49	Tom Thumb, Ogle School of Hair Design	$21.36
	North Hills			TX	Austin-Round Rock-Georgetown	164	164	98.8%			60	H.E.B.	$22.11
	Panther Creek			TX	Houston-Woodlands-Sugar Land	166	166	100.0%			66	CVS, The Woodlands Childrens Museum, Fitness Project	$25.24
	Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	98.9%			64	Kroger	$15.57
(2)	Preston Oaks			TX	Dallas-Fort Worth-Arlington	103	103	100.0%			30	Central Market, Talbots	$40.79
	Shiloh Springs			TX	Dallas-Fort Worth-Arlington	110	110	93.6%			61	Kroger	$15.32
	Shops at Mira Vista			TX	Austin-Round Rock-Georgetown	68	68	100.0%			15	Trader Joe's, Champions Westlake Gymnastics & Cheer	$26.25
(2)	Sienna	M	75%	TX	Houston-Woodlands-Sugar Land	30	30	19.2%				-	$37.38
	Southpark at Cinco Ranch			TX	Houston-Woodlands-Sugar Land	265	265	100.0%			101	Kroger, Academy Sports, PETCO, Spec's Liquor and Finer Foods	$14.72
	Sterling Ridge			TX	Houston-Woodlands-Sugar Land	129	129	98.9%			63	Kroger, CVS	$22.48
	Sweetwater Plaza	C	20%	TX	Houston-Woodlands-Sugar Land	134	27	98.1%			65	Kroger, Walgreens	$19.07
	Tech Ridge Center			TX	Austin-Round Rock-Georgetown	216	216	99.4%			84	H.E.B., Pinstack, Baylor Scott & White	$24.23
	The Village at Riverstone			TX	Houston-Woodlands-Sugar Land	165	165	95.1%			100	Kroger	$17.19

Supplemental Information 39

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

						JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name		JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
	Weslayan Plaza East	GRI	40%	TX	Houston-Woodlands-Sugar Land	169	68	100.0%				Berings, Ross Dress for Less, Michaels, The Next Level Fitness, Spec's Liquor, Trek Bicycle	$21.90
	Weslayan Plaza West	GRI	40%	TX	Houston-Woodlands-Sugar Land	186	74	98.1%			52	Randalls Food, Walgreens, PETCO, Homegoods, Barnes & Noble	$21.79
	Westwood Village			TX	Houston-Woodlands-Sugar Land	206	206	96.8%		127		Fitness Project, PetSmart, Office Max, Ross Dress For Less, TJ Maxx, (Target)	$21.77
	Woodway Collection	GRI	40%	TX	Houston-Woodlands-Sugar Land	97	39	94.2%			45	Whole Foods	$32.19
				TX		4,029	3,573	97.2%	98.0%	190	1,706		$21.52
	Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandri	92	37	100.0%			27	Patel Brothers, The Shop Gym	$17.76
	Belmont Chase			VA	Washington-Arlington-Alexandri	91	91	98.3%			40	Cooper's Hawk Winery, Whole Foods	$34.38
(2)	Carytown Exchange	M	68%	VA	Richmond	116	116	95.6%			38	Publix, CVS	$28.13
	Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandri	107	43	100.0%			55	United States Coast Guard Ex, Planet Fitness	$21.37
	Point 50			VA	Washington-Arlington-Alexandri	48	48	100.0%			30	Amazon Fresh	$32.94
	Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandri	169	68	100.0%			32	Amazon Fresh, Homesense, Hyper Kidz	$31.35
	Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	103	41	97.6%			50	Giant	$27.22
	Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandri	340	136	99.3%			62	Big Blue Swim School, Bob's Discount Furniture, CVS, Giant, Marshalls, Planet Fitness, Ross Dress for Less, Total Wine and More	$29.41
	Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	87.8%			18	Aldi, Tractor Supply Company, Harbor Freight Tools	$9.68
	Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	71	29	93.8%			20	PGA Tour Superstore	$33.91
	Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	96	39	100.0%			51	Giant, CVS	$34.12
	Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandri	136	27	84.1%			63	Amazon Fresh, Planet Fitness	$26.68
	Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandri	113	45	93.4%			56	Giant	$21.77
	Shops at County Center			VA	Washington-Arlington-Alexandri	97	97	98.3%			52	Harris Teeter, Planet Fitness	$19.26
	The Crossing Clarendon			VA	Washington-Arlington-Alexandri	420	420	96.9%			34	Whole Foods, Crate & Barrel, The Container Store, Barnes & Noble, Pottery Barn, Ethan Allen, The Cheesecake Factory, LifeTime, Corobus Sports	$38.07
	The Field at Commonwealth			VA	Washington-Arlington-Alexandri	167	167	100.0%			122	Wegmans	$23.62
	Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandri	307	61	83.3%			48	Giant, CVS, Advance Auto Parts, Chuck E. Cheese, HomeGoods, Goodwill, Furniture Max	$30.56
	Village Shopping Center	GRI	40%	VA	Richmond	116	46	84.1%			45	Publix, CVS	$25.64
	Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandri	105	42	82.2%				Fashion K City	$31.65
	Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandri	136	54	94.4%		141	59	Safeway, (Target), (PetSmart)	$27.81
				VA		2,921	1,644	96.1%	96.1%	141	903		$29.72
	6401 Roosevelt			WA	Seattle-Tacoma-Bellevue	8	8	100.0%				-	$27.10
	Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%			49	Safeway, TJ Maxx	$18.92
	Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	98.4%			12	LA Fitness, Ross Dress for Less, Trader Joe's	$28.01

Supplemental Information 40

Portfolio Summary Report By State

December 31, 2023

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants (1)	Avg. Base Rent PSF
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	117	58	98.4%			25	Bright Horizons, Kaiser Permanente, PCC Community Markets, Prokarma, Trufusion, West Marine	$35.12
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	95.7%			64	Gold's Gym, Mosaic Salon Group, Quality Food Centers	$28.83
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	206	41	97.9%			49	Big 5 Sporting Goods, Dollar Tree, Jo-Ann Fabrics, Planet Fitness, Ross Dress For Less, Safeway, Aaron's	$13.26
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	85	34	96.5%			29	Safeway, Rite Aid	$32.61
Grand Ridge Plaza			WA	Seattle-Tacoma-Bellevue	331	331	99.2%			45	Bevmo!, Dick's Sporting Goods, Marshalls, Regal Cinemas,Safeway, Ulta	$26.62
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	95.9%				-	$47.01
Island Village			WA	Seattle-Tacoma-Bellevue	106	106	100.0%			49	Safeway, Rite Aid	$16.38
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	96.7%		40	40	(QFC)	$38.28
Melrose Market			WA	Seattle-Tacoma-Bellevue	21	21	84.2%				-	$35.14
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	87	35	100.0%		230	13	Marshalls, Bevmo!, Amazon Go Grocery	$30.25
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	98.6%			41	Quality Food Centers, Rite Aid	$26.79
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	150	150	81.3%			50	Whole Foods, Guitar Center, LA Fitness	$27.33
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	Trader Joe's, Bartell Drugs, (Safeway)	$38.84
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112		(Target)	$35.51
			WA		1,836	1,267	96.6%	96.6%	437	532		$28.34

Regency Centers Total					56,831	48,550	95.1%	95.3%	3,747	17,410		$24.44
(1)
Major Tenants are the grocery anchor and any tenant 10,000 square feet or greater. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
(2)
Non-Same Property

Note:	In-process developments are bolded and italicized.

C:	Real Estate Partnership with Oregon

GRI:	Real Estate Partnership with GRI

M:	Real Estate Partnership with Minority Partner

O:	Other, single property Real Estate Partnerships

Supplemental Information 41

Components of Net Asset Value (NAV)

As of December 31, 2023

(unaudited and in thousands)

Real Estate - Operating
Operating Portfolio NOI Excluding Straight-line Rent and Above/Below Market Rent - Current Quarter
Wholly Owned NOI (page 5)	$230,075
Share of JV NOI (page 7)	$25,061
Less: Noncontrolling Interests (page 7)	$(1,938)

Quarterly Base Rent From Leases Signed But Not Yet Commenced
Retail Operating Properties Excluding In-Process Redevelopments (Quarterly)	$7,003
Retail Operating Properties Including In-Process Redevelopments (Quarterly)	$10,132

Real Estate: In-Process Ground-Up Developments and Redevelopments
In-Process Ground-Up Development
REG's Estimated Net Project Costs (page 17)	$153,000
Stabilized Yield (page 17)	7%
Annualized Proforma Stabilized NOI	$10,710
% of Costs Incurred (page 17)	51%
Construction in Progress	$78,030

NOI from In-Process Ground-Up Development - Current Quarter
In-place NOI from Current Year Ground-Up Development Completions	$-
In-place NOI from In-Process Ground-Up Developments	$(30)

In-Process Redevelopment Projects
REG's Estimated Net Project Costs (page 17)	$315,000
Stabilized Yield (page 17)	9%
Annualized Proforma Stabilized NOI	$28,350
% of Costs Incurred (page 17)	43%
Construction in Progress	$135,450

NOI from In-Process Redevelopment - Current Quarter
In-place NOI from Current Year Redevelopment Completions	$1,785
In-place NOI from In-Process Redevelopments	$(510)

Fee Income
Third-Party Management Fees and Commissions - Current Quarter (page 5)	$6,731
Less: Share of JV's Total fee income - Current Quarter (page 7)	$(318)

Other Assets
Estimated Market Value of Land
Land held for sale or future development	$32,602
Outparcels at retail operating properties	6,644
101 7th Avenue at Book Value, Net	25,000
Total Estimated Market Value of Land	$64,246

Regency's Pro-Rata Share (page 3 & 6)
Cash and Cash Equivalents	$40,258
Tenant and other receivables, excluding Straight-line rent receivables	$73,393
Other Assets, excluding Goodwill	$147,102

Liabilities
Regency's Pro-Rata Share (page 3 & 6)
Notes payable	$4,497,823
Accounts payable and other liabilities	$373,868
Tenants' security, escrow deposits	$81,718

Common Shares and Equivalents Outstanding
Common Shares and Equivalents Issued and Outstanding (page 1)	185,688

Supplemental Information 42

Earnings Guidance

December 31, 2023

Full Year 2024 Guidance (in thousands, except per share data)	2023 Actual	2024 Guidance
Net Income Attributable to Common Shareholders per diluted share	$2.04	$1.87-$1.93
Nareit Funds From Operations ("Nareit FFO") per diluted share	$4.15	$4.14-$4.20
Core Operating Earnings per diluted share (1)	$3.95	$4.02-$4.08
Same property NOI growth without termination fees or collection of 2020/2021 reserves	3.6%	+2.0% to +2.5%
Collection of 2020/2021 Reserves (2)	$4,409	$0
Certain non-cash items (3)	$40,051	+/-$30,000
G&A expense, net (4)	$93,399	$93,000-$95,000
Interest expense and Preferred dividends(5)	$176,840	$199,000-$201,000
Management, transaction and other fees	$25,995	+/-$25,000
Development and Redevelopment spend	$154,998	+/-$180,000
Acquisitions	$62,230	$0
Cap rate (weighted average)	7.0%	0%
Dispositions	$7,855	+/-$100,000
Cap rate (weighted average)	8.4%	+/- 5.5%
Share/unit issuances (gross)	$31,253	$0
Share/unit repurchases (gross)	$29,163	$0
Merger-related transition expenses	$4,620	+/-$7,000

Reconcilliation of Net Income to Earnings Guidance (per diluted share)	Full Year 2024
	Low	High

Net income attributable to common shareholders	$1.87	1.93

Adjustments to reconcile net income to Nareit FFO:
Depreciation and amortization	2.26	2.26
Exchangeable operating partnership units	0.01	0.01
Nareit Funds From Operations	$4.14	4.20

Adjustments to reconcile Nareit FFO to Core Operating Earnings:
Merger transition costs	0.04	0.04
Straight-line rent, net	(0.08)	(0.08)
Above/below market rent amortization, net	(0.12)	(0.12)
Debt and derivative mark-to-market amortization	0.04	0.04
Core Operating Earnings	$4.02	4.08

Note: With the exception of per share data, figures above represent 100% of Regency's consolidated entities and its pro-rata share of unconsolidated real estate partnerships.

(1)
Core Operating Earnings excludes certain non-cash items, including straight-line rents, above/below market rent amortization, debt and derivative mark-to-market amortization, as well as transaction related income/expenses and debt extinguishment charges.
(2)
Represents the collection of receivables in the Same Property portfolio reserved in 2020 and 2021; included in Uncollectible Lease Income.
(3)
Includes above and below market rent amortization, straight-line rents, and debt and derivative mark-to-market amortization.
(4)
Represents 'General & administrative, net' before gains or losses on deferred compensation plan, as reported on supplemental pages 5 and 7 and calculated on a pro rata basis.
(5)
Net of interest income; excludes debt and derivative mark-to-market amortization, which is included in Certain non-cash items.

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Supplemental Information 43

Glossary of Terms

December 31, 2023

Core Operating Earnings: An additional performance measure used by Regency because the computation of Nareit FFO includes certain non-comparable items that affect the Company's period-over-period performance. Core Operating Earnings excludes from Nareit FFO: (i) transaction related income or expenses (ii) gains or losses from the early extinguishment of debt; (iii) certain non-cash components of earnings derived from straight-line rents, above and below market rent amortization, and debt and derivative mark-to-market amortization; and (iv) other amounts as they occur. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO to Core Operating Earnings.

Development Completion: A Property in Development is deemed complete upon the earlier of (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the property features at least two years of anchor operations. Once deemed complete, the property is termed a Retail Operating Property.

Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders.

Nareit Funds From Operations (Nareit FFO): Nareit FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“Nareit”) defines as net income, computed in accordance with GAAP, excluding gains on sales and impairments of real estate, net of tax, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes Nareit FFO for all periods presented in accordance with Nareit's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since Nareit FFO excludes depreciation and amortization and gains on sale and impairments of real estate, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in percent leased, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, Nareit FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income Attributable to Common Shareholders to Nareit FFO.

Net Operating Income (NOI): The sum of base rent, percentage rent, recoveries from tenants, other lease income, and other property income, less operating and maintenance expenses, real estate taxes, ground rent, and uncollectible lease income. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses.

Non-Same Property: During either calendar year period being compared, a property acquired, sold, a Property in Development, a Development Completion, or a property under, or being positioned for, significant redevelopment that distorts comparability between periods. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Please refer to the footnote on Property Summary Report for Non-Same Property detail.

Operating EBITDAre: Nareit EBITDAre is a measure of REIT performance, which the Nareit defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains on sales of real estate; (v) impairments of real estate; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from Nareit EBITDAre certain non-cash components of earnings derived from straight-line rents and above and below market rent amortization. The Company provides a reconciliation of Net Income to Nareit EBITDAre to Operating EBITDAre.

Property In Development: Properties in various stages of ground-up development.

Property In Redevelopment: Retail Operating Properties under redevelopment or being positioned for redevelopment. Unless otherwise indicated, a Property in Redevelopment is included in the Same Property pool.

Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses.

Redevelopment Completion: A Property in Redevelopment is deemed complete upon the earlier of (i) 90% of total estimated project costs have been incurred and percent leased equals or exceeds 95% for the company owned GLA related to the project, or (ii) the property features at least two years of anchor operations, if applicable.

Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes Property in Development, prior year Development Completions, and Non-Same Properties. Property in Redevelopment is included unless otherwise indicated.

Supplemental Information 44